UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under 14a-12

Lakeland Industries, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Previously paid with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Lakeland Industries, Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Thursday, June 13, 2024

To Our Stockholders:

WHAT: Our 2024 Annual Meeting of Stockholders

WHEN: Thursday, June 13, 2024, at 9:00 a.m., CDT

WHERE: Virtual Only at https://agm.issuerdirect.com/lake

PURPOSE: At this meeting you will be asked to:

1.	Elect two directors to serve for a term of three years or until their successors have been duly elected and qualified;
2.	Ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2025;
3.	Approve, on an advisory basis, compensation of our named executive officers;
4.	Approve, on an advisory basis, the frequency of future advisory votes on executive compensation;
5.	Approve the Lakeland Industries, Inc. Employee Stock Purchase Plan;
6.	Approve an amendment to the Lakeland Industries, Inc. 2017 Equity Incentive Plan to increase the number of shares of common stock authorized for issuance under the plan; and
7.	Transact any other business as may properly come before the Annual Meeting of Stockholders or any adjournments, postponements or rescheduling of the Annual Meeting of Stockholders.

The Company has determined to hold a virtual Annual Meeting again this year in order to facilitate stockholder attendance and participation by enabling stockholders to participate from any location and at no cost. You will be able to attend the meeting online, vote your shares electronically and submit questions during the meeting.  Details regarding how to attend the Annual Meeting online are more fully described in the accompanying Proxy Statement.

To participate in our Annual Meeting, including casting your vote during the meeting, access the meeting website at https://agm.issuerdirect.com/lake and enter in your stockholder information provided on your ballot or proxy information previously sent to you.

Only stockholders of record at the close of business on April 16, 2024 will receive notice of, and be eligible to vote at, the Annual Meeting of Stockholders or any adjournment thereof. The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

Your vote is important, regardless of the number of shares you own. Please carefully read the Proxy Statement and the voting instructions. Whether or not you plan to attend the Annual Meeting of Stockholders, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy card promptly in the accompanying postage prepaid envelope if you received this Proxy Statement in the mail, or follow the instructions contained in the Notice of Internet Availability of Proxy Materials to vote on the Internet.

INTERNET AVAILABILITY OF PROXY MATERIALS

 Important Notice Regarding the Availability of Proxy Materials for the 2024 Annual Meeting of Stockholders to be held on Thursday, June 13, 2024 at 9:00 a.m. Central Time. Pursuant to Securities and Exchange Commission rules, we have elected to utilize the “notice and access” option of providing proxy materials to our stockholders whereby we are delivering to all stockholders electronic copies of all of our proxy materials, including a proxy card, as well as providing access to our proxy materials on a publicly assessable website.  Lakeland’s Notice of Annual Meeting, Proxy Statement and Annual Report to Stockholders for the fiscal year ended January 31, 2024 are available on the Internet at www.iproxydirect.com/lake.

This Notice and Proxy Statement are first being sent or given to stockholders of record on or about May 1, 2024.

Huntsville, Alabama	By Order of the Board of Directors,
May 1, 2024
James M. Jenkins
Acting Chief Executive Officer and
President and Executive Chairman

Lakeland Industries, Inc.

1525 Perimeter Parkway, Suite 325

Huntsville, AL 35806

(256) 350-3873

PROXY STATEMENT

Annual Meeting of Stockholders to be Held on Thursday, June 13, 2024

GENERAL INFORMATION

This Proxy Statement and accompanying proxy are being furnished in connection with the solicitation by the Board of Directors (the “Board”) of Lakeland Industries, Inc., a Delaware corporation (“Lakeland,” the “Company,” “we,” “our,” or “us”), of proxies to be used at the Annual Meeting of Stockholders of Lakeland to be held on Thursday, June 13, 2024 (the “Annual Meeting”), and at any adjournment or postponement thereof. Lakeland will bear the costs of this solicitation. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. The mailing address of our principal executive offices is Lakeland Industries, Inc., 1525 Perimeter Parkway, Suite 325, Huntsville, AL 35806. This Proxy Statement and accompanying proxy are first being sent or given to our stockholders on or about May 1, 2024.

How can I participate in the Annual Meeting?

The Annual Meeting will be conducted solely as a virtual meeting. No physical meeting will be held. The Board established the close of business on April 16, 2024 as the record date for determining the stockholders of record entitled to notice of and to vote at the Annual Meeting. As of the record date, 7,377,815 shares of common stock were outstanding.

Each share of common stock entitles the record holder thereof to one vote on each matter brought before the Annual Meeting.

You can join the Annual Meeting by accessing the meeting at https://agm.issuerdirect.com/lake  and entering in your stockholder information provided to you on your Notice of Annual Meeting or on your proxy card if you received proxy materials by mail.

Please note that if you hold your shares through a broker, bank or other nominee, in order to join the virtual meeting as a stockholder and be able to vote and submit questions during the Annual Meeting, you will need to contact your broker, bank or other nominee to receive proof of your beneficial ownership and submit such proof, along with your name and email address, to proxy@issuerdirect.com no later than 5:00 p.m., local time, on May 23, 2024, which may be submitted via: (i) email to proxy@issuerdirect.com or (ii) mail to Shareholder Services, 1 Glenwood Avenue, Suite 1001, Raleigh, NC 27603.  You will receive a confirmation of your registration by email after we receive your registration materials.  Alternatively, if you hold your shares through a broker, bank or other nominee, you may vote in advance of the Annual Meeting by contacting your holder of record.

Why is this year’s annual meeting being held in a virtual-only format?

The Company has determined to hold a virtual Annual Meeting again this year in order to facilitate stockholder attendance and participation by enabling stockholders to participate from any location and at no cost. You will be able to attend the meeting online, vote your shares electronically and submit questions during the meeting.

How can I ask questions?

You can submit questions in writing to the virtual meeting website during the annual meeting in the Q&A tab on the virtual platform. You must first join the meeting as described above in “How can I participate in the Annual Meeting?” No questions will be taken in any other manner the day of the meeting.

We intend to answer as many questions that pertain to Company matters as time allows during the meeting. Questions that are substantially similar may be grouped and/or not answered to ensure we are able to answer questions in this virtual format.

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Voting Methods

If you are a registered stockholder on April 16, 2024, the record date, you may vote your shares by:

•	Attending the virtual Annual Meeting and voting electronically during the meeting;
•	Proxy, via the Internet;
•	Proxy, via telephone;
•	Proxy, via fax; or
•	Completing and mailing a printed proxy card (if you receive proxy materials by mail).

Internet voting facilities will close promptly at the close of the polls at the virtual meeting.  Telephone and fax voting facilities will close at 11:59 p.m., local time, on June 12, 2024. Stockholders who vote through the Internet, telephone or fax should be aware that they may incur costs such as access or usage charges from telephone companies or Internet service providers, and that these costs must be borne by the stockholders. Stockholders who vote by Internet, telephone or fax need not return a proxy card.  All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies.

What if I have technical difficulties or trouble accessing the Annual Meeting webcast?

We encourage you to test your computer and internet browser prior to the meeting. If you experience technical difficulties, please call the technical support number that will be posted on the Annual Meeting log-in page.

How proxies work

The Board is asking for your proxy. Giving us your proxy means you authorized us to vote your shares at the Annual Meeting in the manner you direct. You may vote or withhold your vote in respect of each of our director nominees.  You may also vote for or against each of the other proposals or abstain from voting.

All proxies will, unless a different choice is indicated, be voted “FOR” the election of the two nominees for director proposed by our Nominating and Governance Committee, “FOR” the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2025, “FOR” the resolution approving the compensation of our named executive officers, for a “ONE YEAR” frequency of future advisory votes on executive compensation, “FOR” the approval of the Lakeland Industries, Inc. Employee Stock Purchase Plan and “FOR” the approval of the amendment to the Lakeland Industries, Inc. 2017 Equity Incentive Plan.

You may receive more than one proxy or voting card depending on how you hold your shares. Shares registered in your name are covered by one card. If you hold shares through someone else, such as a stockbroker or bank, you may get material from them asking how you want to vote. Specifically, if your shares are held in the name of your stockbroker or bank you should request your stockbroker or bank to issue you a proxy covering your shares.

If any other matters come before the Annual Meeting or any postponement or adjournment, each proxy will be voted in the discretion of the individuals named as proxies on the card.

Revoking a proxy

You may revoke your proxy at any time before the vote is taken by submitting a new proxy with a later date, by voting via the Internet or by telephone or by fax at a later time, by voting at the meeting or by notifying Lakeland’s Secretary in writing at the address under “Questions” on page 47.

Quorum

In order to carry on the business of the Annual Meeting, we must have a quorum.  The presence at the Annual Meeting by proxy of the holders of a majority of the shares eligible to vote constitutes a quorum.  If a share of common stock is represented for any purpose at the Annual Meeting, it is deemed to be present for quorum purposes and for all other matters as well. Shares of common stock represented by a properly executed proxy will be treated as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining.

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How are votes counted and how are brokers non-votes treated?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “for” votes, “withhold” votes, “against” votes, abstentions, and broker non-votes.

Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. A broker non-vote occurs when a broker, bank or other nominee has not received voting instructions from the beneficial owner of shares held in “street name” and the broker, bank or other nominee does not have, or declines to exercise, discretionary authority to vote on a particular matter. Brokers, banks or other nominees have discretionary authority to vote shares in the absence of specific instructions on “routine” matters but will not be allowed to vote your shares without specific instructions with respect to certain “non-routine” matters.

Under current Nasdaq Stock Market (“NASDAQ”) rules, the ratification of the selection of independent registered public accountants (Proposal No. 2) is considered routine, and your broker, bank or other nominee will be able to vote on this proposal even if it does not receive instructions from you.

However, brokers, banks and other nominees do not have discretionary authority to vote on the election of the directors (Proposal No. 1), on the approval (on an advisory basis) of named executive officer compensation (Proposal No. 3), the frequency of future advisory votes (on an advisory basis) on executive compensation (Proposal No. 4), the approval of the Lakeland Industries, Inc. Employee Stock Purchase Plan (Proposal No. 5), and the approval of the amendment to the 2017 Lakeland Industries, Inc. Equity Incentive Plan (Proposal No. 6), which are “non-routine” matters. Broker non-votes will have no effect on the outcomes of the votes for these proposals. We, therefore, encourage you to provide instructions to your broker, bank or other nominee regarding the voting of your shares.

What vote is required to approve each proposal?

Proposal No. 1: The election of two directors requires a plurality vote of the shares represented by proxy and entitled to vote at the Annual Meeting. Any shares not voted on the election of the two director nominees will have no effect on the outcome of the election.

Proposal No. 2: The ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the shares represented by proxy and entitled to vote at the Annual Meeting. If you “abstain” from voting with respect to this proposal, your vote will have the same effect as a vote “against” the proposal.

Proposal No. 3: The advisory vote on named executive officer compensation will be considered approved by the affirmative vote of a majority of the shares represented by proxy and entitled to vote on the matter.  Although this vote is non-binding, the Board and the Compensation Committee of the Board, which is comprised of independent directors, expect to take into account the outcome of the vote when considering further executive compensation decisions. Abstentions will have the same effect as votes “against” the proposal, but broker non-votes will have no effect on the outcome of voting.

Proposal No. 4: The frequency option (one year, two years or three years) receiving a plurality of the votes cast will be the frequency that has been “approved” by stockholders. Because your vote is advisory, it will not be binding on the Board of Directors of Lakeland. However, the Board will consider the outcome of the vote when determining the frequency of future advisory votes on executive compensation. Abstentions and broker non-votes will have no effect on Proposal No. 4.

Proposal No. 5: Approval of the Lakeland Industries, Inc. Employee Stock Purchase Plan requires the affirmative vote of a majority of the shares represented by proxy and entitled to vote at the Annual Meeting.  Abstentions will have the same effect as votes “against” the proposal, but broker non-votes will have no effect on the outcome of voting.

Proposal No. 6: Approval of the amendment to the Lakeland Industries, Inc. 2017 Equity Incentive Plan requires the affirmative vote of a majority of the shares represented by proxy and entitled to vote at the Annual Meeting.  Abstentions will have the same effect as votes “against” the proposal, but broker non-votes will have no effect on the outcome of voting.

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. Final voting results will be published in the Company’s Current Report on Form 8-K, which the Company is required to file with the Securities and Exchange Commission (“SEC”) within four business days following the conclusion of our Annual Meeting.

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Householding of proxy material

Some banks, brokers and other nominee record holders may be participating in the practice of “householding,” which the SEC has approved.  Under this procedure, you may only receive one copy of the Notice of Internet Availability of Proxy Materials and, if applicable, this Proxy Statement and our annual report, for multiple stockholders in your household. Upon written or oral request, we will deliver promptly another copy of the Notice of Internet Availability of Proxy Materials and, if applicable, this Proxy Statement and our annual report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, please contact our Secretary at Lakeland Industries, Inc., 1525 Perimeter Parkway, Suite 325, Huntsville, AL 35806, by mail or at (256) 350-3873, by phone. You may also call the Broadridge Householding Election system at (866) 540-7095 or notify them in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York to decline or modify previous householding elections. If you want to receive separate copies of our Proxy Statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder.

Has the Lakeland Board made a recommendation regarding the matters to be acted upon at the Annual Meeting?

The Lakeland Board recommends that you vote “FOR” the election of the two directors proposed by the Nominating and Governance Committee (Proposal No. 1), “FOR” the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2025 (Proposal No. 2), “FOR” the approval (on an advisory basis) of named executive officer compensation (Proposal No. 3), for a “ONE YEAR” frequency of future advisory votes on executive compensation (Proposal No. 4), “FOR” the approval of the Lakeland Industries, Inc. Employee Stock Purchase Plan (Proposal No. 5) and “FOR” the approval of the amendment to the Lakeland Industries, Inc. 2017 Equity Incentive Plan (Proposal No. 6).

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

As permitted by Delaware law, the Board is divided into three classes, the classes being divided equally as possible and each class having a term of three years. Each year, the term of office of one class expires.  A director elected to fill a vacancy, including a vacancy resulting from an increase in the number of directors constituting the Board, serves for the remaining term of the class in which the vacancy exists.  The Board presently consists of seven members, with two directors serving in Class I, two directors serving in Class II, and three directors serving in Class III.

At the recommendation of the Nominating and Governance Committee, the Board has proposed that each of Jeffery Schlarbaum and Martin G. Glavin be nominated for election as a Class II director at the Annual Meeting to serve for a term expiring at the 2027 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified or until such director’s earlier resignation or removal.  Unless otherwise indicated, the enclosed proxy will be voted for the election of each of Mr. Schlarbaum and Mr. Glavin as a director, to serve for the term set forth above.

Should any nominee become unable to serve for any reason, which is not anticipated, the Board may designate a substitute nominee, in which event the persons named in the enclosed proxy will vote for the election of such substitute nominee.  Each person nominated by the Board for election has agreed to serve if elected.  We have no reason to believe that any Board nominee will be unavailable or, if elected, will decline to serve.

Vote Required

Directors are elected by a plurality of the votes properly cast by proxy at the Annual Meeting.  With respect to the election of directors, you may vote “for” or “withhold” authority to vote for each of the nominees listed below.  Any shares not voted “for” a nominee (whether as a result of stockholder withholding or a broker non-vote) will not be counted in the nominee’s favor and will have no effect on the outcome of the election.

NOMINEE DIRECTORS ‑ CLASS II

Terms Expiring in 2027

Name	Age	Position	Director Since

Jeffrey T. Schlarbaum	57	Director	2017
Martin G. Glavin	66	Director	2024

Jeffrey T. Schlarbaum has served as a director since 2017. He has served as Chief Executive Officer of Spartronics, a contract manufacturer of complex electronic and electromechanical devices for commercial aerospace, defense, medical devices, life sciences, instrumentation and control, and space applications, since December 2022.  Prior to Spartronics, Mr. Schlarbaum was President and Chief Executive Officer of IEC Electronics Corp., a publicly traded electronic manufacturing services company, from February 2015 until December 2022. From February 2013 to June 2013 and from June 2014 to February 2015, Mr. Schlarbaum pursued personal interests. From June 2013 to June 2014, Mr. Schlarbaum served as Chief Operations Officer for LaserMax, Inc., a manufacturer of laser gun sights for law enforcement and the shooting sports community. From October 2010 to February 2013, Mr. Schlarbaum served as President of IEC Electronics Corp. Prior to that, Mr. Schlarbaum served as Executive Vice President and President of Contract Manufacturing of IEC Electronics Corp. from October 2008 to October 2010, Executive Vice President from November 2006 to October 2008 and Vice President, Sales and Marketing from May 2004 to November 2006. Mr. Schlarbaum received a BBA in marketing from National University and an MBA from Pepperdine University. Mr. Schlarbaum’s qualifications to serve on our Board include his business education and multiple prior executive positions at several companies in addition to his current Chief Executive Officer role at Spartronics.

Martin G. Glavin has served as a director since 2024. Mr. Glavin is a retired business executive, most recently serving as President and Chief Operating Officer of iVEDiX, Inc. from 2014 to 2018. Before that role, Mr. Glavin was Managing Director and/or President at a series of business services and technology enterprises, SiGMA Consulting LLC, Navint Consulting LLC, and TriBridge, Inc., founding, growing, and selling each of them. Each of these organizations was active in marketing, product sales, customer training/support, and software development across North America, Europe, Asia, and Africa. Before that, Mr. Glavin spent 12 years with PricewaterhouseCoopers LLP and KPMG, initially spending two years in audit practice and the remaining ten years in management consulting. Currently, Mr. Glavin sits on the board of a privately held innovative software and services company, Three + One, Inc. Mr. Glavin holds a BBA in Accounting from St. Bonaventure University. Mr. Glavin’s qualifications for serving on the Lakeland Board includes his prior executive leadership experiences, and specifically, his expertise in financial accounting and reporting, IT and business development.

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INCUMBENT DIRECTORS – CLASS III

Terms Expiring in 2025

Name	Age	Position	Director Since

Thomas J. McAteer	71	Director	2011
James M. Jenkins	59	Acting Chief Executive Officer and President and Executive Chairman	2016
Nikki L. Hamblin	47	Director	2021

Thomas J. McAteer has served as a director since 2011.  Mr. McAteer has served as Executive Vice President of Management Development and Strategic Initiatives of Suffolk Transportation since March 2013 and Chairman of the Board of New World Medical Network, a private healthcare organization, since 2015. He also served as the Vice Chair of the Board and Chair of the Compensation and Personnel Committee for the Long Island Power Authority from December 2014 until January 2020. He served as the Senior Vice President and Regional Market Head for Aetna's Medicaid Division from March 2007 until March 2013. Prior to joining Aetna’s Medicaid Division, Mr. McAteer served as the President and CEO of Vytra Health Plans. In a thirteen-year career at Vytra, Mr. McAteer played an executive leadership role in growing Vytra from annual revenues of $70 million in 1993 to over $375 million in 2005. In 2001, Mr. McAteer facilitated the sale of Vytra to HIP Health Plans and, thereafter assumed the additional responsibilities of Executive Vice President for Brand Leadership, as well as joining the Executive Committee of the enterprise. Before joining Vytra, Mr. McAteer served as the Chief Deputy County Executive in Suffolk County, New York and prior to that as the Director of Human Resources for the Metropolitan Transportation Authority. Mr. McAteer's qualifications to serve on our Board include his business experience and multiple prior executive positions.

James M. Jenkins has served as a director since 2016. Mr. Jenkins was appointed the Company’s Acting Chief Executive Officer and President effective February 1, 2024 and has served as the Company’s Executive Chairman since August 30, 2023. Mr. Jenkins is also the General Counsel and Vice President of Corporate Development for Transcat, Inc. (Nasdaq: TRNS), a provider of calibration, repair, inspection and laboratory services, where he serves as Transcat’s chief risk officer and advises management and the board of directors over matters of corporate governance and securities law.  He also leads Transcat’s acquisition strategy. He joined Transcat in September 2020. Prior to joining Transcat, he was a partner at Harter Secrest & Emery LLP, a regional law firm located in New York State.  His practice focused in the areas of corporate governance, and general corporate law matters, including initial and secondary public offerings, private placements, mergers and acquisitions, and securities law compliance. Mr. Jenkins joined the firm in 1989 as an associate and was elected a partner effective January 1, 1997.  He is a Chambers rated attorney and served as the Chair of the firm's Securities Practice Group from 2001 to 2020 and as a member of the firm’s Management Committee from January 2007 to January 2013. From 2018 until September 2020, he served as the Partner in Charge of the firm's New York City office. Mr. Jenkins holds a BA from Virginia Military Institute and a J.D. from West Virginia University College of Law. Mr. Jenkins currently serves on the board of directors of Mars Acquisition Corp. (since November 2021) and previously served on the board of directors of OmniLit Acquisition Corp. from September 2021 to April 2023.  Mr. Jenkins previously served on our Board from 2012 to 2015 and was a member of our Audit and Corporate Governance Committees. Mr. Jenkins’s qualifications to serve on our Board include his corporate governance experience as well his current business-related experience.

                Nikki L. Hamblin has served as a director since April 2021. Ms. Hamblin has served as the Managing Director of Intermediary Sales at Manning & Napier Advisors, LLC, an investment management company, since July 2021.  From September 2019 to July 2021, she served as Director of Advisor Services at Manning & Napier Advisors, LLC. In addition to her current role, she is a member of the firm’s Committee for Diversity & Inclusion.  Previously, she was the Director of Retirement Plan Services at GRP Financial California, LLC, a retirement plan consulting firm, from September 2017 to August 2019 and she served as Vice President, Key Accounts at Manning & Napier from January 2013 to August 2017.  Prior to her experience at Manning & Napier, she served as an investment banker specializing in middle-market private and publicly owned mergers and acquisitions and financing transactions.  She obtained a Bachelor of Science degree from Syracuse University and a Master of Business Administration with a concentration in finance from the William E. Simon Graduate School of Business Administration at the University of Rochester and has attained multiple securities and financial planning licenses and designations. Ms. Hamblin’s qualifications to serve on our Board include her investment banking and finance experience.

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INCUMBENT DIRECTORS – CLASS I

Terms Expiring in 2026

Name	Age	Position	Director Since

Ronald Herring	63	Director	2023
Melissa Kidd	56	Director	2023

Ronald Herring is the chairperson of the Board of Advisors of C.N. Associates, Inc., a privately owned radiation protection and remediation company. He has served on the C.N. Associates’ Board of Advisors since December 2017 and as its chairperson since January 2020. Before joining C.N. Associates’ Board of Advisors, Mr. Herring retired in 2017 after more than thirty years working in various capacities for MSA Safety Inc., including as Senior Vice President, President MSA International from 2015 until 2017, and as President, International, of MSA safety from 2011 until 2015. In these roles, Mr. Herring was in charge of international operations for MSA Safety. Since his retirement, Mr. Herring has served on various non-profit boards, and he served as the Visiting Executive in Residence at the Katz School of Business at the University of Pittsburgh from January 2018 to August 2023. Because of his extensive expertise in the safety products industry and as an executive of a publicly traded company, the Board considers Mr. Herring qualified to serve as a director.

Melissa Kidd has served as the Senior Vice President, Sales, for Atkore Inc. (NYSE: ATKR) since 2019. Atkore Inc. engages in the manufacture of electrical raceway products. It operates through two segments, Electrical and Safety & Infrastructure.  She joined Atkore Inc. as Vice President/General Manager in July 2017. Prior to joining Atkore Inc., Melissa served as Vice President, AMETEK Brookfield, an industrial R&D and quality instrumentation company based in Middleboro, Massachusetts. Prior to that, Melissa was President, Faradyne Motors, Palmyra, New York, a joint venture between ITT and Pentair Inc. Melissa earned her Masters of Business Administration from Virginia Polytechnic University, in Blacksburg, Virginia, and a Bachelor of Science in Biomedical Engineering from Marquette University, in Milwaukee, Wisconsin. The Board believes that Ms. Kidd’s extensive experience in product sales and business leadership positions at a publicly traded company qualify her to serve as a director of the Company.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES FOR DIRECTOR

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CORPORATE GOVERNANCE

Lakeland operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards.

Director Independence

The standards relied upon by the Board in affirmatively determining whether a director is “independent,” in compliance with NASDAQ and SEC rules, are comprised, in part, of those objective standards set forth in such rules. In addition to these objective standards and in compliance with NASDAQ and SEC rules, no director will be considered independent who has a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgement in carrying out the responsibilities of a director.  The Board exercises appropriate discretion in identifying and evaluating any such relationship.  The Board, in applying the above-referenced standards and after considering all of the relevant facts and circumstances, has affirmatively determined that the Company’s independent directors and director nominees are:  Martin G. Glavin, Nikki L. Hamblin, Ronald Herring, Melissa Kidd, Thomas J. McAteer, and Jeffrey Schlarbaum, representing a majority of the members of the Board.

In determining that Mr. McAteer is independent, the Board considered his role as a consultant of the Company, for which he receives a fee of $5,000 per month and also received a one-time grant of 3,472 restricted stock units (“RSUs”) (with a grant date fair value of $50,000) on September 1, 2023 as consideration for his consulting services. The Board determined that Mr. McAteer’s limited consulting role did not interfere with his exercise of independent judgment in carrying out his responsibilities as a director of Lakeland.

Lakeland’s independent directors meet in executive sessions when deemed necessary, but generally no less than twice a year.

Board and Committee Meetings and Attendance

The Board has three standing committees – the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. Each committee operates under a written charter adopted by the Board and each charter is available without charge on our website at www.lakeland.com under the heading “Investor Relations-Governance.”  Hard copies may also be obtained, without charge, by writing to our Secretary at Lakeland Industries, Inc., 1525 Perimeter Parkway, Suite 325, Huntsville, AL 35806.

During the fiscal year ended January 31, 2024, there were eight meetings of the Board; four meetings of the Audit Committee; five meetings of the Compensation Committee; and five meetings of the Nominating and Governance Committee.  Each director attended at least 75% of the aggregate number of meetings of the Board, and the respective committees of which he or she is a member, during the period for which he or she was a director during the fiscal year ended January 31, 2024.

Audit Committee

As of the fiscal year ended January 31, 2024, the members of our Audit Committee were Jeffrey Schlarbaum (Chairman), Nikki Hamblin and Ronald Herring. As of the date of this Proxy Statement, the members of our Audit Committee consisted of Jeffrey Schlarbaum (Chairman), Martin G. Glavin, Nikki Hamblin and Ronald Herring. Each member of the Audit Committee has been determined by the Board, as reviewed on an annual basis, to meet the standards for independence required of audit committee members by the NASDAQ listing standards and applicable SEC rules.  Our Board has determined that each of Mr. Glavin and Mr. Schlarbaum is an “audit committee financial expert” within the meaning of applicable SEC rules based upon, among other things, educational background and experience and having served in chief executive officer roles in which they oversaw or assessed the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements.

The formal report of our Audit Committee is included in this Proxy Statement. The Audit Committee’s responsibilities include, among other things:

•	the oversight of the quality of our consolidated financial statements and our compliance with legal and regulatory requirements;
•

the selection, evaluation and oversight of our independent registered public accountants, including conducting a review of their independence, determining their fees, overseeing their audit work, and reviewing and pre-approving any internal control-related services and permitted non-audit services that may be performed by them;

•

the oversight of annual audit and quarterly reviews, including review of our consolidated financial statements, our critical accounting policies and any material related-party transactions and the application of accounting principles;

•	together with the Board, oversight and review of with management of the Company’s cybersecurity program and contingency plans on a quarterly basis; and
•	the oversight of financial reporting process and internal controls, including a review of the adequacy of our accounting and internal controls and procedures.

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Compensation Committee

As of the fiscal year ended January 31, 2024 and as of the date of this Proxy Statement, the members of our Compensation Committee were Thomas J. McAteer (Chairman), Nikki Hamblin, and Melissa Kidd. All members of the Compensation Committee have been determined to meet the applicable NASDAQ and SEC standards for independence.  Our Compensation Committee’s role includes setting and administering the policies governing the compensation of executive officers, including cash compensation and equity incentive programs, and reviewing and establishing the compensation of the Chief Executive Officer and other executive officers. Our Compensation Committee’s principal responsibilities, which have been authorized by the Board, are:

•

approving the corporate goals and objectives applicable to the compensation for the Chief Executive Officer, evaluating at least annually the Chief Executive Officer’s performance in light of those goals and objects and determining and approving the Chief Executive Officer’s compensation level based on this evaluation;

•

reviewing and approving other executive officers’ annual base salaries and annual incentive opportunities (after considering the recommendation of our Chief Executive Officer with respect to the form and amount of compensation for executive officers other than the Chief Executive Officer);

•	evaluating the level and form of compensation for the Board of Directors and committee service by non-employee members of our Board and recommending changes when appropriate;
•

advising the Board on our compensation and benefits matters, including making recommendations and decisions where authority has been granted regarding our equity-based compensation plans and benefit plans generally, including employee bonus and retirement plans and programs;

•	approving the amount of and vesting of equity awards;
•	evaluating the need for, and provisions of, any employment contracts/severance arrangements for the Chief Executive Officer and other executive officers; and
•

reviewing and discussing with management our disclosure relating to executive compensation proposed by management to be included in our Proxy Statement and recommending that such disclosures be included in our Proxy Statement.

Our Compensation Committee does not delegate any of its responsibilities to other committees or persons. Participation by executive officers in the recommendation or determination of compensation for executive officers or directors is limited to (i) recommendations by our Chief Executive Officer to our Compensation Committee regarding the compensation of executive officers other than with respect to himself and (ii) our Chief Executive Officer’s participation in Board determinations of compensation for the non-employee directors.

Nominating and Governance Committee

As of the fiscal year ended January 31, 2024 and as of the date of this Proxy Statement, the members of our Nominating and Governance Committee were Nikki Hamblin (Chair), Melissa Kidd, and Thomas J. McAteer.  All of the members of the Nominating and Governance Committee have been determined to meet the applicable NASDAQ and SEC standards for independence.  The purpose of the Nominating and Governance Committee is to identify, screen and recommend to the Board qualified candidates to serve as directors, to develop and recommend to the Board a set of corporate governance principles applicable to Lakeland, and to oversee corporate governance and other organizational matters. The Nominating and Governance Committee’s responsibilities include, among other things:

•	reviewing qualified candidates to serve as directors;
•	aiding in attracting qualified candidates to serve on the Board;
•

considering, reviewing and investigating (including with respect to potential conflicts of interest of prospective candidates) and either accepting or rejecting candidates suggested by our stockholders, directors, officers, employees and others;

•	recommending to the Board nominees for new or vacant positions on the Board and providing profiles of the qualifications of the candidates;
•	monitoring our overall corporate governance and corporate compliance program;
•	reviewing and adopting policies governing the qualification and composition of the Board;
•

reviewing and making recommendations to the Board regarding Board structure, including establishing criteria for committee membership, recommending processes for new Board member orientation, and reviewing and monitoring the performance of incumbent directors;

•	recommending to the Board action with respect to implementing resignation, retention and retirement policies of the Board;
•	reviewing the role and effectiveness of the Board, the respective Board committees and the directors in our corporate governance process; and
•

reviewing and making recommendations to the Board regarding the nature and duties of Board committees, including evaluating the committee charters, recommending appointments to committees, and recommending the appropriate chairperson for the Board.

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Environmental, Social, and Governance (“ESG”) Programs

As a company dedicated to protecting and improving the health and safety of workers, and their families, around the world, we believe that ESG stewardship is critical to successfully executing our mission.  Consistent with this belief, the Board is committed to assuring that the Company’s ESG program flourishes and benefits our employees and the communities within which we operate around the world. The Nominating and Governance Committee and the Board exercise oversight and provide direction to the executive team with regard to the Company’s ESG programs and policies.  The Board considers sound stewardship of these matters critical to development of the Company’s work force, the sustainability of its supply chain, and sound corporate citizenship.  The executive team is charged with maintaining and implementing these policies and programs and reports, at regular intervals, to the Nominating and Governance Committee and the Board on progress and the status of the Company’s ESG program and its elements.  The ESG program consists of policies, statements, and internal reporting covering the following program elements:

•	Lakeland Employee Code of Conduct
•	Supplier Code of Conduct
•	Global Human Rights Policy
•	Corporate Diversity Program
•	Environmental Policy
•	Policy on Trade in Conflict Minerals
•	Workplace Health & Safety
•	Whistleblower Policy
•	Insider Trading Policy

Copies of the Company’s ESG programs and policies can be found on our website at www.lakeland.com under the heading “Investor Relations-Governance.”

Director Nomination Procedures

The Nominating and Governance Committee will consider individuals recommended by stockholders for nomination as candidates for election to the Board at annual meetings of stockholders. Such suggested nominees will be considered in the context of the Nominating and Governance Committee’s determination regarding all issues relating to the composition of the Board, including the size of the Board, any criteria the Nominating and Governance Committee may develop for prospective Board candidates and the qualifications of candidates relative to any such criteria. The Nominating and Governance Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. Any stockholder who wants to nominate a candidate for election to the Board must deliver timely notice to our Secretary at our principal executive offices. In order to be timely, the notice must be delivered:

•

in the case of an annual meeting, not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders, although if the annual meeting is more than 30 days before or more than 60 days after such anniversary date, the notice must be received not less than 90 days nor more than 120 days prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such meeting, the 10th day following the date public disclosure of the annual meeting was made; and

•

in the case of a special meeting, not less than 90 days nor more than 120 days prior to the date of such special meeting or, if the first public announcement of the date of such special meeting is less than 100 days prior to the date of such meeting, the 10th day following the date public disclosure of the special meeting was made.

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The stockholder’s notice to the Secretary must set forth:

•	as to each person whom the stockholder proposes to nominate for election as a director
○	the nominee’s name, age, business address and residence address;
○	the nominee’s principal occupation and employment;
○

the class and series and number of shares of each class and series of capital stock of Lakeland which are owned beneficially or of record by the nominee, and any other direct or indirect pecuniary or economic interest in any capital stock of Lakeland held by the nominee, including without limitation, any derivative instrument, swap (including total return swaps), option, warrant, short interest, hedge or profit sharing arrangement, and the length of time that such interest has been held by the nominee; and

○

any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder.

•	as to the stockholder giving the notice
○	the stockholder’s name and record address;
○

the class and series and number of shares of each class and series of capital stock of Lakeland which are owned beneficially or of record by the stockholder, and any other direct or indirect pecuniary or economic interest in any capital stock of Lakeland held by the stockholder, including without limitation, any derivative instrument, swap (including total return swaps), option, warrant, short interest, hedge or profit sharing arrangement, and the length of time that such interest has been held by the stockholder;

○

a description of any proxy, contract, arrangement, understanding, or relationship between the stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the stockholder;

○

a representation by the stockholder that the stockholder is a holder of record of stock of Lakeland entitled to vote at such meeting by proxy at the meeting to nominate the person or persons named in the stockholder’s notice; and

○

any other information relating to the stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

A stockholder providing notice of any nomination proposed to be made at an annual meeting or special meeting shall further be required, for such notice of nomination to be proper, to update and supplement the notice, if necessary, so that the information provided or required to be provided in the notice is true and correct as of the record date for the meeting and as of the date that is ten business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to the Secretary at the principal executive offices of the Company not later than five business days after the record date for the meeting in the case of the update and supplement requirement to be made as of the record date, and not later than eight business days prior to the date for the meeting, any adjournment or postponement thereof in the case of the update and supplement required to be made as of ten business days prior to the meeting or any adjournment or postponement thereof.

The notice delivered by a stockholder must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected.  The stockholder must be a stockholder of record on the date on which the stockholder gives the notice described above and on the record date for the determination of stockholders entitled to vote at the meeting.

The Nominating and Governance Committee believes that the minimum qualifications for serving as a director are that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of Lakeland and have an impeccable record and reputation for honesty and ethical conduct in both his or her professional and personal activities. In addition, the Nominating and Governance Committee examines a candidate’s specific experiences and skills, relevant industry background and knowledge, time availability in light of other commitments, potential conflicts of interest, interpersonal skills and compatibility with the Board, and independence from management and the Company. The Nominating and Governance Committee also seeks to have the Board represent a diversity of backgrounds and experience. The Nominating and Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The Nominating and Governance Committee believes that the backgrounds and qualifications of the directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

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The Nominating and Governance Committee identifies potential nominees through independent research and through consultation with current directors and executive officers and other professional colleagues. The Nominating and Governance Committee looks for persons meeting the criteria above and takes note of individuals who have had a change in circumstances that might make them available to serve on the Board, for example, retirement as a Chief Executive Officer or Chief Financial Officer of a company. The Nominating and Governance Committee also, from time to time, may engage firms that specialize in identifying director candidates. As described above, the Nominating and Governance Committee will also consider candidates recommended by stockholders.

Once a person has been identified by the Nominating and Governance Committee as a potential candidate, the committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating and Governance Committee determines that the candidate warrants further consideration by the committee, the Chairman or another member of the committee will contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Nominating and Governance Committee requests a resume and other information from the candidate, reviews the person’s accomplishments and qualifications, including in light of any other candidates that the committee might be considering. The Nominating and Governance Committee may also conduct one or more interviews with the candidate, either in person, telephonically or both. Nominating and Governance Committee members may conduct a background check, may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments. The Nominating and Governance Committee’s evaluation process does not vary based on whether a candidate is recommended by a stockholder, although, as stated above, the committee may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

Board Diversity

The following diversity statistics are reported in the standardized disclosure matrix that was proposed by Nasdaq and approved by the SEC in August 2021.  The information included in the standardized disclosure matrix represents the composition of the Board as of May 1, 2024.

Board Diversity Matrix
Board Size:
Total Number of Directors: 7
Gender:	Female	Male	Non-Binary	Gender Undisclosed
Number of Directors Based on Gender Identity	2	5	⸺	⸺
Number of Directors Who Identify in Any of the Categories Below:
African American or Black	⸺	⸺	⸺	⸺
Alaskan Native or American Indian	⸺	⸺	⸺	⸺
Asian	1	⸺	⸺	⸺
Hispanic or Latinx	⸺	⸺	⸺	⸺
Native Hawaiian or Pacific Islander	⸺	⸺	⸺	⸺
White	1	5	⸺	⸺
Two or More Races or Ethnicities	⸺	⸺	⸺	⸺
LGBTQ+		⸺
Demographic Background Undisclosed		⸺

Interested Party Communications

The Board has established a process to receive communications from stockholders and other interested parties. Stockholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to the Board or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent our Secretary at Lakeland Industries, Inc., 1525 Perimeter Parkway, Suite 325, Huntsville, AL 35806.

All communications received as set forth in the preceding paragraph will be opened by the office of our Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Secretary’s office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope is addressed.

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Director Attendance at Annual Stockholder Meetings

We expect that each of our directors attend our annual meetings of stockholders, as provided in our Corporate Governance Guidelines. Five of our directors then in office attended the annual meeting of stockholders held on June 14, 2023. Two directors whose terms on the Board were ending and who were not standing for re-election did not attend the 2023 annual meeting. Two of our current directors who were elected for the first time at the 2023 annual meeting did attend that meeting.

Corporate Governance Guidelines and Practices

We are committed to good corporate governance practices and as such we have adopted formal Corporate Governance Guidelines.  A copy of the Corporate Governance Guidelines may be found on our website at www.lakeland.com under the heading “Investor Relations-Governance-Corporate Governance Guidelines.”  Below are some highlights of our corporate governance guidelines and practices:

○

Board Independence. We believe that the Board should be comprised of a majority of independent directors and that no more than two management executives may serve on the Board at the same time. Currently, the Board has seven directors, six of whom are independent directors under the applicable NASDAQ rules and one of whom serves in an employment capacity as Acting Chief Executive Officer and President and Executive Chairman and is a current member of management. The Board has determined that the two Class II director nominees are also independent.

○	Board Committees. All of our Board committees consist entirely of independent directors as defined under the applicable NASDAQ rules.
o

Chairman, CEO and Position Separation; Leadership Structure. Our general policy has been that there should be a separation of the offices of the Chairman of the Board and Chief Executive Officer. During 2023, Charles D. Roberson served as our Chief Executive Officer, and James M. Jenkins served as Chairman of the Board and as Executive Chairman effective August 30, 2023. In connection with the Board’s appointment of Mr. Jenkins as Executive Chairman on August 30, 2023, the Board appointed Thomas J. McAteer as Lead Independent Director. Upon Mr. Roberson’s resignation from his role as Chief Executive Officer effective January 31, 2024, the Board appointed Mr. Jenkins as Acting Chief Executive Officer and President and elected to combine the Company’s chief executive officer and board chair roles. As Acting Chief Executive Officer and President and Executive Chairman, Mr. Jenkins serves as a bridge between the Board and management, providing our Board with strong leadership and firsthand knowledge of management’s execution of our strategic priorities, which the Board believes is optimal at this time. When Mr. Roberson served as our Chief Executive Officer and we separated the roles of Chairman and Chief Executive Officer, that arrangement allowed our Chairman to lead the Board, while our Chief Executive Officer focused primarily on managing the operations of the Company. The decision whether to combine or separate these positions depends on what our Board deems to be in the best interest of stockholders in light of prevailing circumstances at the time of the evaluation, including in light of any changes in Board composition, management, or in the nature of the Company’s business and operations. Our Board believes the Company is well-served by this flexible leadership structure and that the combination or separation of these positions should continue to be considered on an ongoing basis.

o

Clawback Policy. In November 2023, we adopted a Compensation Recoupment Policy (the “Clawback Policy”), in compliance with the requirements of the Dodd-Frank Act, final SEC rules and applicable Nasdaq listing standards, which covers our current and former officers subject to Section 16 of the Exchange Act, including all of our Named Executive Officers. Under the Clawback Policy, if there is a restatement of our financial results, the Company will recover erroneously awarded incentive compensation from such officers during a three-year look back period.

○

Anti-Hedging and Anti-Pledging Policy. The Company’s Global Policy on Insider Trading prohibits the Company’s officers, directors and employees, from engaging in hedging or monetization transactions and from holding Company securities in margin accounts or pledging securities as collateral for a loan.

○

Stock Ownership Guidelines for Executive Officers and Directors. The Company’s Long-Term Incentive Plan (the “LTIP”) provides that the Chief Executive Officer must own Company shares with a fair market value equal to at least four times his or her base salary, each other executive officer of the Company must own Company shares with a fair market value equal to at least two times his or her base salary, and directors must own Company shares with a fair market value equal to at least two times his or her annual cash retainer. Dispositions of shares obtained from equity awards will be prohibited unless such ownership requirements are met at the time of the proposed disposition.

○

Independent Advisors. The Board and each committee have the power to hire independent legal, financial or other advisors at any time as they deem necessary and appropriate to fulfill their Board and committee responsibilities.

○

Directors Are Subject to our Global Code of Business Conduct. Board members must act at all times in accordance with the requirements of our Global Code of Business Conduct. This obligation includes adherence to our policies with respect to conflicts of interest, ethical conduct in business dealings and respect for and compliance with applicable law. Any requested waiver of the requirements of the Code of Conduct with respect to any individual director or executive officer must be reported to, and is subject to the approval of, the Board, or the Audit Committee.

○	Board Engagement. The Board has regularly scheduled presentations from our finance and major business operations personnel.
○	No Corporate Loans. Our stock plans and practices prohibit us from making corporate loans to employees for the exercise of stock options or for any other purpose.

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Risk Oversight

Management is responsible for the day-to-day management of risks for Lakeland, while our Board, as a whole and through its committees, is responsible for the oversight of risk management.  The Board sets our overall risk management strategy and our risk appetite and ensures the implementation of our risk management framework.  Specific committees of the Board are responsible for overseeing specific types of risk.  Our Audit Committee periodically discusses risks as they relate to the Company’s financial statements, the evaluation of the effectiveness of internal control over financial reporting, compliance with legal and regulatory requirements including the Sarbanes-Oxley Act, and related party transactions, among other responsibilities set forth in the Audit Committee’s charter.  Our Audit Committee also periodically may review our tax exposures and our internal processes to ensure compliance with applicable laws and regulations.  In addition, the Audit Committee, together with the Board, oversees and reviews with management the Company’s cyber security program and contingency plans on a quarterly basis.  Our Board monitors risks as they may be related to financing matters such as acquisitions and dispositions, our capital structure, credit facilities, equity issuances, and liquidity.  Our Compensation Committee establishes our compensation policies and programs in such a manner that our executive officers are not incentivized to take on an inappropriate level of risk.  Our Audit Committee Chairman reviews any employee reports regarding suspected violations of our Code of Conduct.  Each of our committees of the Board regularly delivers reports to the members of the Board, in order to keep the Board informed about what transpires at committee meetings.  In addition, if a particular risk is material or where otherwise appropriate, the full Board may assume oversight over such risk, even if the risk was initially overseen by a committee.

Code of Ethics

The Board adopted our Global Code of Business Conduct (the “Code of Ethics”) that applies to all officers, directors and employees.  The Code of Ethics sets forth information and procedures for employees to report ethical or accounting concerns, misconduct or violations of the Code in a confidential manner.  The Code of Ethics is available on our website at www.lakeland.com under the heading “Investor Relations-Governance-Global Code of Business Conduct.”  Amendments to, and waivers from, the Code of Ethics will be disclosed at the same website address provided above and, in such filings, as may be required pursuant to applicable law or listing standards.  We intend to satisfy the disclosure requirement under Item 5.05(c) of Form 8-K regarding certain amendments to, or waivers from a provision of our Code of Ethics by posting such information on our website at www.lakeland.com under the heading “Investor Relations-Governance-Global Code of Business Conduct.”  The Board has also adopted a Code of Ethics for CEO and Senior Financial Officers (the “Senior Officer Code of Ethics”) that is applicable to our Chief Executive Officer and all senior financial officers, including the Chief Financial Officer and principal accounting officer and controller.  The Senior Officer Code of Ethics is available on our website at www.lakeland.com under the heading “Investor Relations-Governance- Code of Ethics for CEO and Senior Financial Officials.”

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee is an officer or employee of Lakeland, and none of our executive officers serves as a member of a compensation committee of any entity that has one or more executive officers serving as a member of our Compensation Committee.

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DIRECTOR COMPENSATION

For the fiscal year ended January 31, 2024, the compensation structure for our non-employee directors was as follows:

•	an annual Board retainer in the amount of $70,000;
•	an annual Board grant of shares of common stock in the Company having a value equal to $65,000;
•	an additional annual retainer of $20,000 for each of the Vice Chair of the Board (if any), lead independent director (if applicable), and Audit Committee Chair;
•	an additional annual retainer of $7,500 for each of the Compensation Committee Chair and each member of the Audit Committee;
•	an additional annual retainer of $6,000 for the Nominating and Governance Committee Chair;
•	an additional annual retainer of $3,750 for each member of the Compensation Committee; and
•	an additional annual retainer of $3,000 for each member of the Nominating and Governance Committee.

Our independent directors no longer have the option to receive their fees in shares of our common stock or other equity awards.

For the fiscal year ended January 31, 2024, James M. Jenkins received cash compensation of $250,000 plus a one-time equity award of 15,000 RSUs, vesting one year from the date of grant, for his services as Executive Chairman. The Compensation Committee also approved a discretionary cash performance bonus for Mr. Jenkins of $150,000 for his role in the transition of Charles Roberson from the Chief Executive Officer role and for Mr. Jenkins’ extensive work in his role as Executive Chairman during FY2024.

Following the Company’s 2023 Annual Meeting on June 14, 2023, each of our non-employee directors then serving on the Board, including Mr. Jenkins, who was serving as Chairman at that time but had not yet been appointed Executive Chairman, received awards of 5,086 time-based RSUs under our 2017 Equity Incentive Plan, which vest in full on the first anniversary of the date of grant, assuming the director’s continuous service on the Board of Directors on such date.

Members of the Board of Directors are reimbursed for all travel-related expenses to and from meetings of the Board and committees.  Directors who are also officers of the Company are not compensated for their duties as directors.

DIRECTOR COMPENSATION - FISCAL 2024

The following table sets forth compensation paid by the Company to our directors during the fiscal year ended January 31, 2024.

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards(2) ($)	Option Awards ($)	Non-equity incentive plan Compensation ($)	All Other Compen-sation ($)		Total ($)

Nikki L. Hamblin	$76,750	$65,000	--	--	--		$141,750
Ronald Herring	$48,648	$65,000	--	--	$17,800	(3)	$131,448
James M. Jenkins(4)	$335,166	$65,000	--	--	$216,000		$616,166
Melissa Kidd	$45,628	$65,000	--	--	--		$110,628
A. John Kreft	$47,125	--	--	--	--		$47,125
Thomas McAteer(5)	$80,500	$65,000	--	--	$110,000	(6)	$255,500
Christopher J. Ryan	$35,000	--	--	--	--		$35,000
Jeffrey Schlarbaum	$90,000	$65,000	--	--	--		$155,000

(1)

Charles D. Roberson, our former Chief Executive Officer, is not included in the table above as he was an employee of the Company during fiscal 2024 and, therefore, did not receive any additional compensation for the services that he provided as director. The compensation that Mr. Roberson received is included in the Summary Compensation Table.

Mr. Kreft and Mr. Ryan did not stand for re-election at the 2023 Annual Meeting, and their service as Board members ceased upon the election of their successors on June 14, 2023.

Martin G. Glavin is not included in the table above because his term on the Board did not commence until February 1, 2024.

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(2)

Represents the aggregate grant date fair value of RSUs granted to our non-employee directors during the fiscal year ended January 31, 2024. The assumptions used to calculate the fair value are set forth in footnote 9 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2024, as filed with the SEC.

(3)

Mr. Herring provided consultant services to the Company during fiscal year 2024 prior to his election to the Board pursuant to a Consultant Agreement under which Mr. Herring was entitled to receive $500 per hour during the consulting term. He received $17,800 under this contract during fiscal year 2024. Mr. Herring no longer provided consulting services to the Company since he joined the Board on June 14, 2023.

(4)

Mr. Jenkins was appointed as our Executive Chairman effective as of September 1, 2023. Before his appointment as Executive Chairman, Mr. Jenkins received retainer fees as described above. Upon his appointment as Executive Chairman, Mr. Jenkins was entitled to an annual salary of $250,000 and received a one-time grant of 15,000 RSUs, having an approximate grant date fair value of $216,000, which vest in full on the first anniversary of the date of grant, assuming his continuous service with the Company. He also received discretionary cash performance bonus of $150,000 for his role as Executive Chairman in fiscal 2024, which is included under the column “Fees Earned or Paid in Cash.”

(5)

Mr. McAteer was appointed as Lead Independent Director of the Board effective as of September 1, 2023. In connection with this appointment, Mr. McAteer was entitled to an additional annual retainer fee of $20,000.

(6)

Mr. McAteer provided executive coaching and consultant services to the Company during fiscal year 2024 pursuant to a Consultant Agreement under which Mr. McAteer was entitled to receive $5,000 per month during the consulting term. He received $60,000 under this contract during fiscal year 2024. Mr. McAteer also received a one-time grant of 3,472 RSUs, having an approximate grant date fair value of $50,000, which vest in full on the first anniversary of the date of grant, in respect of certain executive coaching and consultation services provided by Mr. McAteer to the Company.

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PROPOSAL NO. 2

RATIFICATION OF SELECTION OF DELOITTE & TOUCHE LLP

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending January 31, 2025 and has directed that management submit the selection of Deloitte as our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. A representative of Deloitte is expected to be available at the Annual Meeting and will be available to respond to appropriate questions from our stockholders and will be given an opportunity to make a statement if he or she desires to do so.

Neither our Bylaws nor other governing documents or applicable law require stockholder ratification of the selection of Deloitte as our independent registered public accounting firm. However, the Audit Committee seeks to have the selection of Deloitte ratified as a matter of good corporate governance. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain that firm. Even if the selection is ratified, the Audit Committee may in its discretion direct the appointment of different independent registered public accountants at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Vote Required

The affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Deloitte. You may vote “for,” “against” or “abstain.”  If you “abstain” from voting with respect to this proposal, your vote will have the same effect as a vote “against” this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL

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AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee of the Board of Directors of Lakeland Industries, Inc., describing the Audit Committee’s responsibilities and practices, specifically with respect to matters involving Lakeland’s accounting, auditing, financial reporting and internal control functions. Among other things, the Audit Committee reviews and discusses with management and with Lakeland’s independent registered public accounting firm the results of Lakeland’s year-end audit, including the audit report and audited financial statements. The members of the Audit Committee of the Board are presenting this report for the fiscal year ended January 31, 2024.

The Audit Committee acts pursuant to a written charter. The Nominating and Governance Committee and the Board consider membership of the Audit Committee annually. The Audit Committee reviews and assesses the adequacy of its charter annually. The Audit Committee held four meetings during the fiscal year ended January 31, 2024.

All members of the Audit Committee are independent directors, qualified to serve on the Audit Committee pursuant to the applicable NASDAQ rules. In accordance with its charter, the Audit Committee oversees accounting, financial reporting, internal control over financial reporting, financial practices and audit activities of Lakeland and its subsidiaries. The Audit Committee provides advice, counsel, and direction to management and the independent registered public accounting firm, based on the information it receives from them. The Audit Committee relies, without independent verification, on the information provided by Lakeland and on the representations made by management that the financial statements have been prepared with integrity and objectivity, on the representations of management, and the opinion of the independent registered public accounting firm that such financial statements have been prepared in conformity with accounting principles generally accepted in the United States, or GAAP.

In connection with its review of Lakeland’s audited financial statements for the fiscal year ended January 31, 2024, the Audit Committee reviewed and discussed the audited financial statements with management and discussed with Deloitte, Lakeland’s independent registered public accounting firm, the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) standards and the SEC. The Audit Committee received the written disclosures and the letter from Deloitte required by the applicable requirements of the PCAOB and discussed with Deloitte its independence from Lakeland. The Audit Committee has also considered whether the provision of certain permitted non-audit services by Deloitte is compatible with their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in Lakeland’s Annual Report on Form 10-K for its fiscal year ended January 31, 2024 for filing with the SEC.

During fiscal 2024, the Audit Committee met with management and Lakeland’s independent registered public accounting firm and received the results of the audit examination, evaluations of Lakeland’s internal controls and the overall quality of Lakeland’s financial organization and financial reporting. The Audit Committee also meets at least once each quarter with Lakeland’s independent registered public accounting firm and management to review Lakeland’s interim financial results before the publication of Lakeland’s quarterly earnings press releases. The Audit Committee believes that a candid, substantive and focused dialogue with the independent registered public accounting firm is fundamental to the committee’s responsibilities. To support this belief, the Audit Committee meets separately with the independent registered public accounting firm without the members of management present on at least an annual basis.

The Audit Committee has established procedures for the receipt, retention and treatment of complaints received by Lakeland regarding accounting, internal accounting controls, or auditing matters, including the confidential, anonymous submission by Lakeland employees, received through established procedures, of concerns regarding questionable accounting or auditing matters. We have established a confidential email and hotline for employees to report violations of Lakeland’s Code of Ethics or other company policies and to report any ethical concerns.

The information contained in this report shall not be deemed “soliciting material” to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Lakeland specifically incorporates it by reference into such filing.

The Audit Committee: Jeffrey Schlarbaum, Chairman Martin G. Glavin Nikki Hamblin Ronald Herring

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INDEPENDENT AUDITOR FEE INFORMATION

The Audit Committee appointed Deloitte as the independent registered public accounting firm to audit the financial statements for the fiscal year ended January 31, 2024.  Deloitte has served as our independent registered public accounting firm since 2020.

Fees billed for services by Deloitte during fiscal 2024 and fiscal 2023 are as follows:

	Fiscal 2024	Fiscal 2023
Audit Fees	$1,230,000	$735,000
Audit-Related Fees	$467,100	$96,100
Tax Fees	$--	$--
All Other Fees	$--	$--
Total	$1,697,100	$831,100

Audit Fees

Includes fees billed for professional services rendered for audit of our annual financial statements in compliance with Section 404 of the Sarbanes-Oxley Act of 2002 and review of financial statements included in our Forms 10-Q and other filings with the SEC.

Audit-Related Fees

Includes certain services that are reasonably related to the performance of the audit or review of Lakeland’s consolidated financial statements and fees for acquisition related services.

Tax Fees

Includes service for tax compliance, tax advice and tax planning.

All Other Fees

Includes fees billed for services not classified in any of the above categories.

Audit Committee Pre-Approval Policy

In accordance with applicable laws and regulations, the Audit Committee reviews and pre-approves any non-audit services to be performed by our independent registered public accounting firm to ensure that the work does not compromise their independence in performing their audit services.  The Audit Committee generally also reviews and pre-approves all audits, audit related, tax and all other fees, as applicable.  In some cases, pre-approval may be provided by the full committee for up to a year and relates to a particular category or group of services and is subject to a specific budget and SEC rules. In other cases, the chairman of the Audit Committee has the delegated authority from the committee to pre-approve additional services, and such pre-approvals are then communicated to the full Audit Committee at its next meeting.

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PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, the Company is providing stockholders with an advisory (non-binding) vote on compensation programs for our named executive officers (sometimes referred to as “say on pay”). See “Executive Officer Compensation.” Accordingly, you may vote on the following resolution at the Annual Meeting:

RESOLVED, that the compensation paid to the named executive officers, as disclosed in this Proxy Statement pursuant to the SEC’s executive compensation disclosure rules (which disclosure includes the compensation tables and the narrative discussion that accompanies the compensation tables), is hereby approved.

This non-binding advisory vote on executive compensation will be considered approved by the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on the matter. You may vote “for,” “against” or “abstain.” Although this vote is non-binding, the Board and the Compensation Committee, which is comprised of independent directors, expect to take into account the outcome of the vote when considering future executive compensation decisions.

Our Board has adopted a policy of providing for annual advisory (non-binding) votes from stockholders on executive compensation until our Board determines that a different frequency for this advisory vote is in the best interests of our stockholders. The Company’s stockholders are being asked to vote, on an advisory basis, on “Proposal 4: Frequency of Advisory Vote Regarding Executive Compensation” at the 2024 Annual Meeting of Stockholders. The Board is recommending that future say-on-pay votes continue to be held every year. Should the “ONE YEAR” frequency option again be selected by the Company, our next stockholder advisory vote on executive compensation would be expected to occur at the 2025 Annual Meeting of Stockholders.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL

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PROPOSAL NO. 4

FREQUENCY OF ADVISORY VOTE REGARDING EXECUTIVE COMPENSATION

The Company is seeking an advisory vote on the frequency with which say-on-pay votes regarding executive compensation, should be held in the future. The advisory vote is commonly referred to as “say on frequency.” By voting on this Proposal No. 4, stockholders may indicate whether they prefer an advisory vote on the compensation of our named executive officers every one, two, or three years.

After careful consideration of this Proposal No. 4, our Board of Directors has determined that an advisory vote on executive compensation that occurs every year is the most appropriate alternative for our Company and, therefore, the Board recommends that you support a frequency period of every year for the advisory vote on executive compensation.

Stockholders are not voting to approve or disapprove of the Board’s recommendation. Instead, stockholders have four choices with respect to this proposal: one year, two years, three years or abstaining from voting on the proposal. While this vote is advisory and non-binding in nature, it is the intention of the Board of Directors to give careful consideration to the frequency desired by our stockholders as expressed by their vote on this Proposal before determining the action the Board deems most appropriate for Lakeland and its stockholders.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR A “ONE YEAR” FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF EXECUTIVE OFFICERS

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PROPOSAL NO. 5
APPROVAL OF THE LAKELAND INDUSTRIES, INC. EMPLOYEE STOCK PURCHASE PLAN

We are seeking shareholder approval of the Lakeland Industries, Inc. Employee Stock Purchase Plan, which will provide eligible employees with opportunities to purchase shares of the Company’s common stock. The Lakeland Industries, Inc. Employee Stock Purchase Plan (the “ESPP” and, such proposal, the “ESPP Proposal”) is set forth in Appendix A.

Overview

On April 26, 2024, our Board of Directors adopted, subject to the approval of our stockholders, the ESPP. We believe that the adoption of the ESPP will benefit us by providing employees with an opportunity to acquire shares of common stock and will enable us to attract, retain and motivate valued employees.

A total of 100,000 shares of common stock will be reserved and authorized for issuance under the ESPP. Based on the closing price of our common stock as reported by Nasdaq on April 16, 2024, the maximum aggregate market value of the 100,000 shares of common stock that could potentially be issued under the ESPP is approximately $1,589,000.

Summary of the Material Provisions of the ESPP

The following description of certain provisions of the ESPP is intended to be a summary only. The summary is qualified in its entirety by the full text of the ESPP, a copy of which is attached to this Proxy Statement as Appendix A. It is our intention that the ESPP qualify as an “employee stock purchase plan” under Section 423 of the United States Internal Revenue Code of 1986, as amended (the “Code”).

An aggregate of 100,000 shares will be reserved and available for issuance under the ESPP. If our capital structure changes because of a dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of our securities, or similar event, the number of shares that can be issued under the ESPP will be appropriately adjusted.

The ESPP will be administered by the person or persons appointed by the Board of Directors. Initially, the Compensation Committee will administer the ESPP and will have full authority to make, administer and interpret such rules and regulations regarding the ESPP as it deems advisable.

Any employee of the Company or one of its subsidiaries that has been designated to participate in the ESPP is eligible to participate in the ESPP so long as the employee has been employed by the Company or a participating subsidiary for at least six months and is customarily employed for more than 20 hours a week and more than five months in any calendar year. No person who owns or holds, or as a result of participation in the ESPP would own or hold, common stock or options to purchase common stock that together equal to 5% or more of total combined voting power or value of all classes of stock of the Company or any parent or subsidiary is entitled to participate in the ESPP. No employee may exercise an option granted under the ESPP that permits the employee to purchase common stock having a value of more than $25,000 (determined using the fair market value of the common stock at the time such option is granted), or such future annual accrual limitation as determined under Section 423(b) of the Code, in any calendar year.

Participation in the ESPP is limited to eligible employees who authorize payroll deductions equal to a whole percentage of base pay to the ESPP. Employees may authorize payroll deductions, with a minimum of 1% of base pay and a maximum of 15% of base pay. As of the date of this Proxy Statement, there are currently approximately 76 employees who will be eligible to participate in the ESPP. Once an employee becomes a participant in the ESPP, that employee will automatically participate in successive offering periods, as described below, until such time as that employee withdraws from the ESPP, becomes ineligible to participate in the ESPP, or his or her employment ceases.

Unless otherwise determined by the Compensation Committee, each offering of common stock under the ESPP will be open for a period of time of up to 27 months, which we refer to as an “offering period.” Offerings under the ESPP will generally begin on the first business day occurring on or after each February 1 and August 1 (each such day, a “grant date”) and will end on the last business day occurring on or before the following July 31 and January 31, respectively. Shares of common stock are purchased under the ESPP on the last day of each offering period, with that day being referred to as an “exercise date.” The ESPP administrator may establish different offering periods or exercise dates under the ESPP.

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On the exercise date of each offering period, the employee is deemed to have exercised the option granted under the ESPP, at the exercise price for the lowest of (i) a number of shares of common stock determined by dividing such employee’s accumulated payroll deductions on such exercise date by the exercise price; (ii) 2,500 shares; or (iii) such lesser number as established by the ESPP administrator in advance of the offering. The exercise price is equal to the lesser of 85% of the fair market value per share of common stock on the (i) first day of the offering period or (ii) exercise date.

Upon termination of a participant’s employment for any reason which occurs at least 30 days before the exercise date, the participant will be deemed to have withdrawn from the ESPP and payroll deductions will be returned to the participant.  If termination of employment occurs within 30 days of an exercise date, the accumulated payroll deductions will be used to purchase shares on the exercise date.

Except as may otherwise be permitted by the ESPP administrator in advance of an offering, a participant may increase or decrease the amount of his or her payroll deductions during any offering period and may increase or decrease the amount of his or her payroll deduction with respect to the next offering, in each case electronically through the ESPP’s online portal before the start of the next offering period. A participant may withdraw from participation in the ESPP at any time without affecting his or her eligibility to participate in future offerings. If a participant withdraws from an offering period, that participant may not again participate in the same offering period, but may enroll in subsequent offering periods. An employee’s withdrawal will be effective as of the beginning of the next business day.

The ESPP will automatically terminate on the ten (10)-year anniversary of the ESPP effective date, which is the later of (a) the date the ESPP is adopted by the Board of Directors and (b) the date it is approved by our stockholders. The Board of Directors may, in its discretion, at any time, terminate or amend the ESPP, provided, however, if the amendment relates to increasing the number of shares approved for issuance under the ESPP or making any other change that would require stockholder approval in order for the ESPP to qualify as an “employee stock purchase plan” under Section 423(b) of the Code, the ESPP may not be so amended without stockholder approval.

New Plan Benefits

Since participation in the ESPP is voluntary, the benefits or amounts that will be received by or allocated to any individual or group of individuals under the ESPP in the future are not determinable and no awards have been granted that are contingent on stockholder approval of the ESPP. Accordingly, we have not included a New Plan Benefits table. Furthermore, participation in the ESPP is limited to eligible employees who provide services to the Company. Any such employee may, subject to the limitations described herein, in the ESPP and/or applicable law, authorize payroll deductions and participate in the ESPP once effective. Moreover, the ESPP is a voluntary plan, subject to the statutory and other limitations of the ESPP as described in this ESPP Proposal, such that the Company would not have made any such determinable allocations in the past fiscal year even if the ESPP were in effect.

Summary of Federal Income Tax Consequences

The following is only a summary of the effect of the United States income tax laws and regulations upon an employee and us with respect to an employee’s participation in the ESPP. This summary does not purport to be a complete description of all federal tax implications of participation in the ESPP, nor does it discuss the income tax laws of any municipality, state or foreign country in which a participant may reside or otherwise be subject to tax.

The ESPP is intended to comply with Section 423 of the Code. A participant in the ESPP generally recognizes no taxable income either as a result of participation in the ESPP or upon exercise of an option to purchase shares of common stock under the terms of the ESPP.

If a participant disposes of shares of common stock acquired pursuant to the exercise of an option granted under the ESPP within two (2) years from the applicable grant date or within one (1) year from the exercise date, which we refer to as a “disqualifying disposition,” the participant will generally realize ordinary income in the year of that disposition equal to the amount by which the fair market value of the shares on the exercise date exceeds the exercise price. This excess will constitute ordinary income in the year of the disqualifying disposition even if no gain or loss is realized on the disposition. The amount of ordinary income recognized by the participant on the disqualifying disposition will be added to the participant’s basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares after that basis adjustment will be treated as a capital gain or loss. A capital gain or loss will generally be long-term if the participant’s holding period in the shares of common stock is more than twelve (12) months, or short-term if the participant’s holding period is twelve (12) months or less.

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If the participant disposes of shares of common stock acquired pursuant to the exercise of an option granted under the ESPP at least two (2) years after the grant date and at least one (1) year after the exercise date, which we refer to as a “qualifying disposition,” the participant will realize ordinary income in the year of disposition equal to the lesser of (i) the excess of the fair market value of the shares on the grant date over the exercise price, or (ii) the excess of the fair market value of the shares at the time of the disposition over the exercise price. The amount of any ordinary income recognized by the participant on the qualifying disposition will be added to the participant’s basis in the shares, and any additional gain recognized on the disposition after that basis adjustment will be treated as a long-term capital gain. If the fair market value of the shares at the time of disposition is less than the exercise price, there will be no ordinary income realized and any loss recognized will be a long-term capital loss.

The Company or its subsidiaries will generally be entitled to a tax deduction in the year of a disqualifying disposition equal to the amount includible as compensation in the participant’s gross income as a result of that disposition. In all other cases, neither the Company nor its subsidiaries will be allowed a deduction with respect to shares transferred to the participant.

Required Vote

Approval of the ESPP Proposal requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote thereon. Abstentions will have the same effect as a vote against. Broker non-votes will be considered present for the purposes of establishing a quorum, but will have no effect.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE LAKELAND INDUSTRIES, INC. EMPLOYEE STOCK PURCHASE PLAN.

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PROPOSAL NO. 6
APPROVAL OF AN AMENDMENT TO THE LAKELAND INDUSTRIES, INC. 2017 EQUITY INCENTIVE PLAN TO INCREASE THE AUTHORIZED SHARES

General

Our Board is requesting that our stockholders approve the adoption of an amendment to the Lakeland Industries, Inc. 2017 Equity Incentive Plan (as amended to date, the “Plan”), which amendment was approved by the Board on April 26, 2024. If this proposal is approved, the maximum number of shares of common stock that may be issued under the Plan in connection with Awards will be increased from 840,000 to 1,240,000. If the amendment to the Plan is approved by our stockholders at the Annual Meeting, it will become effective on the date of the Annual Meeting. If the amendment is not approved by our stockholders, then the Plan will remain in effect as it presently exists. The share increase is the only change to the Plan.

The Plan was approved by our Board and stockholders in 2017. Section 11 of the Plan permits the Board to amend the Plan, subject, in the case of amendments requiring stockholder approval in order to comply with tax, securities, or other applicable laws or regulations, including, but not limited to, the listing requirements of the Nasdaq Global Market, to the approval by the Company’s stockholders of such amendment in the manner so required.  On June 6, 2021, our stockholders approved Amendment No. 1 to the Lakeland Industries, Inc. 2017 Equity Incentive Plan, which increased the number of shares of common stock available for issuance under the Plan in connection with Awards from 360,000 to 840,000.

As of April 16, 2024, a total of 457,994 shares of our common stock remain available for issuance under the Plan.

Reasons for Amendment of the Plan

The purpose of the Plan is to attract and retain key personnel and to provide a means for directors, officers, and employees to acquire and maintain an interest in our Company and share in our growth and value. We believe that the increase in the number of shares available for issuance under our Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future directors, officers, and employees. As of February 1, 2024, there were six non-employee directors and 1,755 employees are eligible to participate in the Plan.

Our Board believes that the number of shares currently remaining available for issuance pursuant to future Awards under the Plan is not sufficient for future granting needs. Our Board believes that if the amendment to the Plan is approved by our stockholders, the 1,240,000 shares available for issuance under the Plan will result in an adequate number of shares of Common Stock being available for future Awards under the Plan for approximately three additional years following the current year.

The principal features of the Plan, as amended, are summarized below, but the summary is qualified in its entirety by reference to the full text of the Lakeland Industries, Inc. 2017 Equity Incentive Plan, as proposed to be amended, which is attached as Appendix B to this Proxy Statement.

Highlights of the 2017 Equity Incentive Plan

The Plan permits the grant of (i) incentive stock options (“ISOs”); (ii) nonqualified stock options (“NQSOs” and, together with ISOs, “Options”); (iii) restricted stock awards; (iv) RSUs; (v) awards based upon achievement of specified performance conditions (“Performance Awards”); and (vi) stock appreciation rights (“SARs”), which we refer to collectively as Awards, as more fully described below.

Some of the key features of the Plan that reflect our commitment to effective management of incentive compensation are as follows:

•	No Repricing of Options and SARs. The Plan prohibits, without stockholder approval, the repricing of Options and SARs.

•	No In-the-Money Options or SARs. The Plan prohibits the grant of Options or SARs with an exercise price or base price less than the fair market value of our common stock as of the date of grant.

•

Recoupment. Awards made after the Plan is approved may be subject to rescission, cancellation or recoupment, in whole or in part, under any current or future “clawback” or similar policy maintained by us that is applicable to any participant. In accordance with the Clawback Policy adopted in November 2023, Lakeland will recoup vested or unvested incentive-based equity awards issued or paid to the Company’s executive officers under the Plan in the event Lakeland is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under federal securities laws.

•

Independent Administration. A committee initially comprised of the Compensation Committee or such other Board committee designated by the Board of at least two independent directors (the “Committee”) will be responsible for the general administration of the Plan with respect to Awards granted to employees. In general, the full Board administers the Plan with respect to Awards made to non-employee directors.

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All Awards granted under the Plan are governed by separate written agreements, or award agreements, between us and the participants. No Awards may be granted after expiration of the Plan, although Awards granted before that time will remain valid in accordance with their terms.

The Committee may grant Awards upon such terms and conditions (not inconsistent with the provisions of the Plan) as it may consider appropriate. Any of our employees, officers and directors or those of our affiliates, are eligible to participate in the Plan if selected by the Committee. In its discretion, the Committee may delegate all or part of its authority and duties with respect to granting Awards to one or more individuals, provided applicable law so permits.

Subject to certain adjustments and approval of the proposed amendment to the Plan, the maximum number of shares of common stock that may be issued under the Plan in connection with Awards will be increased by 400,000 to 1,240,000. The aggregate grant date fair market value of Awards granted under the Plan, together with cash paid, to a non-employee director for services during any fiscal year shall not exceed $300,000. The maximum number of shares of common stock underlying or subject to Awards that may be granted during any calendar year to any individual participant shall be fifty percent (50%) of the maximum number of shares that may be issued in respect of Awards under the Plan. In the event of any stock dividend, recapitalization, forward stock split or reverse stock split, reorganization, division, merger, consolidation, spin-off, combination, repurchase or share exchange, extraordinary or unusual cash distribution or other similar corporate transaction or event that affects our common stock, the Committee shall make appropriate adjustment in the number and kind of shares authorized by the Plan and covered under outstanding Awards as it determines appropriate and equitable. Shares of our common stock subject to Awards that expire unexercised or are otherwise cancelled or forfeited, or if such Award is settled in cash in lieu of shares, shall again be available for Awards under the Plan. Except for expired, forfeited or cancelled Shares, the Plan is intended to restrict the “recycling” of shares of common stock back into the Plan; this means (i) shares used or withheld in settlement of a tax withholding obligation associated with an Award, (ii) shares tendered or held back upon the exercise of an Option in satisfaction of the exercise price payable upon exercise of an Option, or (iii) shares subject to a SAR that are not issued or delivered as a result of the net stock settlement of an outstanding SAR, will not become available for grant under the Plan.

Options. An Option entitles the holder to purchase from us a stated number of shares of common stock. An ISO may only be granted to an employee of ours or our affiliates (provided applicable law so permits). The Committee will specify the number of shares of common stock subject to each Option and the exercise price for such Option, provided that the exercise price may not be less than the fair market value of a share of common stock on the date the Option is granted. Notwithstanding the foregoing, if ISOs are granted to any participant who holds, directly or indirectly, 10% or more of the total combined voting power of all classes of stock of the Company (“10% stockholder”), the exercise price shall not be less than 110% of the fair market value of common stock on the date the Option is granted. Generally, all or part of the exercise price may be paid either by certified or bank check or such other means as the Committee will accept.

All Options shall not vest for at least one year after the date the Option is granted, except as (i) the Committee may determine or permit otherwise in the event of a change in control (as defined in the Plan), or (ii) may be required or otherwise be deemed advisable by the Committee in connection with Options granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any of its affiliates or with which the Company or any of its affiliates combines. The maximum term of an Option shall be determined by the Committee on the date of grant but shall not exceed 10 years (5 years in the case of ISOs granted to any 10% stockholder). In the case of ISOs, the aggregate fair market value (determined as of the date of grant) of common stock with respect to which such ISOs become exercisable for the first time during any calendar year cannot exceed $100,000. ISOs granted in excess of this limitation will be treated as NQSOs.

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If a participant terminates employment with us (or our affiliates) due to death or disability, the participant’s unexercised Options may be exercised, to the extent they were exercisable on the termination date, for a period of twelve months from the termination date or until the expiration of the original Option term, if shorter. If the participant’s employment with us (or our affiliates) is terminated for cause (as defined in the Plan), all unexercised Options (whether vested or unvested) shall terminate and be forfeited on the termination date. If the participant’s employment terminates for any other reason, any vested but unexercised Options may be exercised by the participant, to the extent exercisable at the time of termination, for a period of 90 days from the termination date (or such time as specified by the Committee at the time of grant) or until the expiration of the original Option term, whichever period is shorter. Unless otherwise provided by the Committee, any Options that are not exercisable at the time of termination of employment shall terminate and be forfeited on the termination date.

Restricted Stock. A restricted stock award is a grant of shares of common stock, which may be subject to forfeiture restrictions during a restriction period. Such restriction period shall be for a minimum of one year, except as (i) the Committee may determine or permit otherwise in the event of a change in control, or (ii) may be required or otherwise be deemed advisable by the Committee in connection with restricted stock granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any of its affiliates or with which the Company or any of its affiliates combines. The Committee may condition the expiration of the restriction period, if any, upon: (i) the participant’s continued service over a period of time with us or our affiliates; (ii) the achievement by the participant, us or our affiliates of any other performance goals set by the Committee; or (iii) any combination of the above conditions as specified in the award agreement. If the specified conditions are not attained, the participant will forfeit the portion of the restricted stock award with respect to which those conditions are not attained, and the underlying common stock will be forfeited to us. At the end of the restriction period, if the conditions, if any, have been satisfied, the restrictions imposed will lapse with respect to the applicable number of shares. During the restriction period, at the discretion of the Committee, a participant will have the right to vote the shares underlying the restricted stock. However, all dividends will remain subject to restriction until the stock with respect to which the dividend was issued lapses.

RSUs. RSUs are granted in reference to a specified number of shares of common stock and entitle the holder to receive, on achievement of specific performance goals established by the Committee, after a period of continued service with us or our affiliates, or any combination of the above as set forth in the applicable award agreement, one share of common stock for each unit or, at the sole discretion of the Committee, an amount in cash equal to the fair market value, at the time of distribution, of one share for each unit. All terms governing RSUs, such as vesting, time and form of payment and termination of units shall be set forth in the applicable award agreement, provided, however, the period commencing with the date of grant of the RSU and ending at such time or times as specified by the Committee shall be for a minimum of one year, except as (i) the Committee may determine or permit otherwise in the event of a change in control, or (ii) may be required or otherwise be deemed advisable by the Committee in connection with RSUs granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any of its affiliates or with which the Company or any of its affiliates combines.

Performance Awards. The Committee may grant Performance Awards denominated as a number of shares of common stock or a specified number of other Awards, which may be earned upon achievement or satisfaction of performance goals as may be specified by the Committee. The vesting period in respect of any Performance Award shall be for a minimum of one year, except as (i) the Committee may determine or permit otherwise in the event of a change in control, or (ii) may be required or otherwise be deemed advisable by the Committee in connection with Performance Awards granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any affiliate or with which the Company or any affiliate combines. The Committee may provide in an award agreement that the performance goals for the Award be adjusted to include or exclude the impact of items such as realized investment gains and losses, extraordinary, unusual, non-recurring or infrequently recurring items, asset write-downs, effects of accounting changes, currency fluctuations, acquisitions, divestitures, reserve-strengthening and other non-operating items.

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Performance goals may be linked to a variety of factors including the participant’s completion of a specified period of employment or service with us or an affiliated company. Additionally, performance goals can include objectives stated with respect to us. The performance goals may include specified levels of or increases in the Company’s or subsidiary’s return on equity, diluted earnings per share, total earnings, earnings growth, return on capital, return on assets, earnings before interest and taxes (“EBIT”), earnings before interest, taxes, depreciation and amortization (“EBITDA”), revenue, sales, sales growth, gross margin, return on investment, increase in the fair market value of the each share of common stock, share price (including but not limited to, growth measures and total stockholder return), net earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investment (which equals net cash flow divided by total capital), inventory turns, financial return ratios, total return to stockholders, market share, earnings measures/ratios, economic value added (“EVA”), balance sheet measurements such as receivable turnover, internal rate of return, increase in net present value or expense targets, working capital measurements (such as average working capital divided by sales), customer satisfaction surveys and productivity.

The participant shall not have any stockholder rights with respect to the shares of common stock subject to a Performance Award until the shares are actually issued thereunder.

SARs. A SAR entitles the participant to receive, upon exercise of the SAR, the increase in the fair market value of a specified number of shares of common stock from the date of the grant of the SAR and the date of exercise payable in cash, in shares of common stock valued at fair market value, or any combination thereof, as determined by the Committee. Any grant may specify a waiting period or periods before the SAR may become exercisable and permissible dates or periods on or during which the SAR shall be exercisable, and may specify the circumstances under which a SAR may vest, including based on achievement of performance goals and/or future employment or service requirements. A grant may also specify that a SAR may be exercised only in the event of a change in control or other similar transaction or event. No SAR may be granted with a vesting period that is shorter than one year, except as (i) the Committee may determine or permit otherwise in the event of a change in control, or (ii) may be required or otherwise be deemed advisable by the Committee in connection with SARs granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any affiliate or with which the Company or any affiliate combines. The Committee may provide that a SAR is deemed to be exercised at the close of business on the date the SAR expires if such an exercise would result in payment to the SAR holder.

Transferability and other Award Restrictions. The Committee may impose restrictions on the grant, exercise or payment of an Award as it determines appropriate. Generally, Awards granted under the Plan shall be nontransferable except by will or by the laws of descent and distribution. For Awards (other than Options as set forth above), in the event of termination of employment by reason of death or disability of a participant who holds such Award (other than Options) as to which such Award has not been fully vested, the Committee may, in its sole discretion, take any action that it deems to be equitable under the circumstances or in the best interests of our Company, including without limitation waiving or modifying any limitation, requirement, performance condition or goal with respect to any such Award; provided that, the amount of shares or cash obtained by virtue of any accelerated vesting shall not exceed the number determined by multiplying the number of shares of common stock underlying the Award/or cash value by a fraction, the numerator of which is the number of full months during the relevant restriction period of such Award during all of which the participant was an employee or director of the Company or its subsidiaries and the denominator of which is the number of full calendar months in such restriction period; and provided further that, in the case of any Award subject to Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), the Committee shall not take any action unless permissible under Section 409A of the Code. No participant shall have any rights as a stockholder with respect to shares covered by Options, RSUs, or SARs unless and until such Awards are settled in shares of common stock.

Compliance with Law. No Option shall be exercisable, no SAR shall be settled, no shares of common stock shall be issued, no certificates for shares of common stock shall be delivered and no payment shall be made under the Plan except in compliance with all applicable laws.

Amendment and Termination. The Board may amend, suspend or terminate the Plan and the Committee may amend any outstanding Award at any time; provided, however, that no such amendment or termination may adversely affect Awards then outstanding without the holder’s permission.

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Change in Control. In the event of a change in control, the Committee may, on a participant-by-participant basis (i) cause any or all outstanding Awards to become vested and immediately exercisable (as applicable), in whole or in part; (ii) cancel any unvested Award or unvested portion thereof, with or without consideration; (iii) cancel any Award in exchange for a substitute award; (iv) redeem any restricted stock or RSU for cash and/or other substitute consideration with value equal to fair market value of an unrestricted share of common stock on the date of the change in control; (v) cancel any Option in exchange for cash and/or other substitute consideration with a value equal to: (A) the number of shares subject to that Option, multiplied by (B) the difference, if any, between the fair market value per share on the date of the change in control and the exercise price of that Option; provided, that if the fair market value per share on the date of the change in control does not exceed the exercise price of any such Option, the Committee may cancel that Option without any payment of consideration therefor; (vi) take such other action as the Committee shall determine to be reasonable under the circumstances; and/or (vii) in the case of any Award subject to Section 409A of the Code, such Award shall vest and be distributed only in accordance with the terms of the applicable award agreement and the Committee shall only be permitted to use discretion to the extent that such discretion would be permitted under Section 409A of the Code. In the discretion of the Committee, any cash or substitute consideration payable upon cancellation of an Award may be subjected to (i) vesting terms substantially identical to those that applied to the cancelled Award immediately prior to the change in control, or (ii) earn-out, escrow, holdback or similar arrangements, to the extent such arrangements are applicable to any consideration paid to stockholders in connection with the change in control. The Committee, in its sole discretion, has the authority to determine the application of the foregoing provisions.

Duration of Plan. The Plan will expire by its terms on June 21, 2027.

U.S. Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the grant and exercise and vesting of Awards under the Plan and the disposition of shares acquired pursuant to the exercise of such Awards. This summary is intended to reflect the current provisions of the Code and the regulations thereunder. However, this summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.

PARTICIPANTS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE PARTICULAR FEDERAL INCOME TAX CONSEQUENCES TO THEM OF PARTICIPATING IN THE PLAN, AS WELL AS WITH RESPECT TO ANY APPLICABLE STATE OR LOCAL INCOME TAX OR OTHER TAX CONSIDERATIONS.

Options. There are a number of requirements that must be met for a particular Option to be treated as an ISO. One such requirement is that common stock acquired through the exercise of an ISO cannot be disposed of before the later of (i) two years from the date of grant of the Option, or (ii) one year from the date of its exercise. Holders of ISOs will generally incur no federal income tax liability at the time of grant or upon exercise of those Options. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before the later of two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of the ISO. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of an ISO disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by the Company for federal income tax purposes. Finally, if an otherwise ISO becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the date of grant value), the portion of the ISO in respect of those excess shares will be treated as a NQSO.

No income will be realized by a participant upon grant of a NQSO. Upon the exercise of a NQSO, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the Option exercise price paid at the time of exercise. Such income will be subject to income tax withholdings, and the participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. The Company will generally be able to deduct this same amount for U.S. federal income tax purposes.

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Restricted Stock. A participant will not be subject to tax upon the grant of an Award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an Award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will recognize ordinary compensation income equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any. Such income will be subject to income tax withholdings, and the participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. If the participant made an election under Section 83(b) of the Code, the participant will recognize ordinary compensation income at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any, and any subsequent appreciation in the value of the shares will be treated as a capital gain upon sale of the shares. Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Exchange Act. The Company will generally be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes.

RSUs. A participant will not be subject to tax upon the grant of a RSU Award. Rather, upon the delivery of shares or cash pursuant to a RSU Award, the participant will recognize ordinary compensation income equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the Award. Such income will be subject to income tax withholdings, and the participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. The Company will generally be able to deduct the amount of taxable compensation recognized by the participant for U.S. federal income tax purposes.

Performance Awards. A participant recognizes no taxable income and our Company is not entitled to a deduction when Performance Awards are awarded. When Performance Awards vest and become payable upon the achievement of the performance goals, the participant will recognize ordinary income equal to the fair market value of the shares received minus any amount paid for the shares, and our Company will generally be entitled to a corresponding deduction. A participant’s tax basis in shares of common stock received upon vesting will be equal to the fair market value of such shares when the participant receives them. Upon sale of the shares, the participant will recognize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant’s hands.

SARs. A participant recognizes no taxable income and our Company is not entitled to a deduction when a SAR is granted. Upon exercising a SAR, a participant will recognize ordinary income in an amount equal to the cash and/or the fair market value of the shares received minus any amount paid for the shares, and our Company will generally be entitled to a corresponding deduction. A participant’s tax basis in the shares of common stock received upon exercise of a SAR will be equal to the fair market value of such shares on the exercise date, and the participant’s holding period for such shares will begin at that time. Upon sale of the shares of common stock received upon exercise of a SAR, the participant will recognize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares and the participant’s tax basis in such shares.

Section 162(m). In general, Section 162(m) of the Code denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per person paid to certain executive officers.

New Plan Benefits

Future grants under the Plan will be made at the discretion of the Committee and, accordingly, are not yet determinable. In addition, the value of the Awards granted under the Plan will depend on a number of factors, including the fair market value of the shares of common stock on future dates, the exercise decisions made by the participants and/or the extent to which any applicable performance goals necessary for vesting or payment are achieved. Consequently, it is not possible to determine the benefits that might be received by directors, executive officers and other employees under the Plan, receiving discretionary grants under the Plan.

On April 16, 2024, the closing market price per share of our common stock was $15.89, as reported by the Nasdaq Global Market.

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Interests of Directors or Officers

The Company’s directors may grant Awards under the Plan to themselves as well as to the Company’s officers and other employees.

Vote Required for Approval

The affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting is required to approve the Amendment to the Lakeland Industries, Inc. 2017 Equity Incentive Plan. Abstentions will have the same effect as a vote against. Broker non-votes will be considered present for the purposes of establishing a quorum, but will have no effect.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE LAKELAND INDUSTRIES, INC. 2017 EQUITY INCENTIVE PLAN TO INCREASE THE AUTHORIZED SHARES.

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EXECUTIVE OFFICERS

Our Executive Officers are appointed by our Board and serve at its discretion. Set forth below is information regarding our current Executive Officers:

NAME	POSITION	AGE
James M. Jenkins (1)	Acting Chief Executive Officer and President and Executive Chairman	59
Roger D. Shannon	Chief Financial Officer and Secretary	59
Hui (Helena) An	Chief Operating Officer	50
Joshua Sletten	Vice President of Corporate Development and Strategy	33

___________

(1) Mr. Jenkins’ biography is included under the heading “Election of Directors.”

Roger D. Shannon has been our Chief Financial Officer since February 2023 and our Secretary since February 2024.  From June 2019 to November 2022, Mr. Shannon was Chief Financial Officer and Treasurer of Charah Solutions. From November 2015 to June 2019, Mr. Shannon served in various roles for ADTRAN, a publicly-traded provider of next-generation networking solutions, including Chief Financial Officer, Senior Vice President of Finance, Treasurer and Head of Corporate Development at ADTRAN. Mr. Shannon also served as Chief Financial Officer and Treasurer for Steel Technologies and various senior finance roles at the Brown-Forman Corporation, British American Tobacco, and accounting positions at Vulcan Materials Company, Lexmark International and KPMG.

Helena An has served as our Chief Operating Officer since April 6, 2023.  Ms. An previously served as our Vice President of Procurement and Asia Manufacturing since 2018.  Ms. An has been with Lakeland for over 25 years in various procurement and manufacturing leadership positions.

Joshua Sletten was appointed Vice President of Corporate Development and Strategy on April 6, 2023. He has been instrumental in the development and execution of the Company's global strategy toward higher-value products and revenue growth. He previously served as Vice President of Corporate Development since June 2021. From July 2019 to May 2021, Mr. Sletten was Vice President, Mergers & Acquisitions for Craig-Hallum Capital Group LLC, an investment banking firm. Mr. Sletten held various mergers and acquisitions roles in private equity and corporate functions from 2013 to 2019, including The IMAGINE Group, General Mills, and ShoreView Industries, LLC. Mr. Sletten received his B.S.B. (summa cum laude honors with distinction) from the Carlson School of Management at the University of Minnesota.

EXECUTIVE OFFICER COMPENSATION

The Company is both an accelerated filer and a smaller reporting company. For purposes of executive officer compensation, the Company is governed by the disclosure rules applicable to smaller reporting companies. Therefore, the following Executive Compensation Overview is not comparable to the “Compensation Discussion and Analysis” that is required of SEC reporting companies that are not smaller reporting companies.

EXECUTIVE COMPENSATION OVERVIEW

Compensation Philosophy and Objectives. The Company seeks to pay its executive officers total compensation that is competitive with other companies of comparable size and complexity. Generally, the types of compensation and benefits provided to the Chief Executive Officer and other executive officers are comparable to those provided to other executive officers of small cap, publicly traded and similarly sized companies in the industry in which the Company operates.

The compensation policies of the Company are designed to:

•	Increase stockholder value;
•	Increase the overall performance of the Company;
•	Attract, motivate and retain experienced and qualified executives; and
•	Incentivize the executive officers to achieve the highest level of Company financial performance.

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While the Company seeks to maintain competitive compensation arrangements for its executives, it also strongly believes that the competitiveness of the compensation packages should be based on the total compensation achievable by the executive officers and that a significant portion of that compensation should be incentive based - linked to the performance of the Company. Consistent with Company philosophy and objectives, executive compensation is weighted heavily toward incentive compensation that is based on target performance metrics that are common to all incentive compensation throughout the Company.  These targets are recommended by the executive team and are subject to approval by the Compensation Committee.  Accordingly, the executive compensation packages provided to the Chief Executive Officer and the other executive officers are structured to include, among other things and in addition to base salary, cash bonus, benefits, and equity incentives. The Company seeks to have incentive compensation comprise between 50% and 60% of total executive compensation, at target performance levels. A reasonable portion of the compensation packages for executive officers is in the form of time-based and performance-based RSU grants, which are intended to provide incentives to executive officers to achieve long-term growth in the earnings and price of the Company’s common stock and enhance executive retention. Additional annual incentive cash bonus opportunities based on pre-established performance goals as determined by the Compensation Committee are utilized to make adjustments necessary to maintain the competitiveness of executive compensation without compromising the Company’s commitment to keeping executive incentive compensation greater than 50% of total compensation. Overall compensation levels are intended to be set such that there must be growth in the market price of the Company’s common stock and growth in the Company’s financial performance parameters in order for executive officers to achieve a competitive compensation level.

The Compensation Committee believes that executive officer compensation should seek to align the interests of executives with those of the Company’s stockholders, by seeking to reward long-term growth (not short-term) in the value of the Company’s common stock and to reward the achievement of financial goals by the Company. For fiscal 2024, incentive components of RSU grants and incentive-based cash bonuses were based upon levels of aggregate three-year revenue, Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) margin and return on invested capital for the performance-based portion of the long-term incentive equity awards and revenue growth, EBITDA margin, and free cash flow margin for the short-term incentive cash bonuses. These incentives were intended to keep the executive team focused on the core goal of overall long-term corporate performance.

When setting or recommending compensation levels, the Compensation Committee considers the overall performance of the Company, the individual performance of each of the executive officers, and their individual contributions to and ability to influence the Company’s performance, and also seeks to encourage teamwork amongst the executives.

The Compensation Committee believes that the level of total compensation, including base salary, bonus, equity grants and benefits of executives should generally be maintained to compete with other public and private companies of comparable size and complexity. The Compensation Committee bases its determinations on a variety of factors, including the personal knowledge of market conditions that each member of the Compensation Committee has gained in his or her own experience managing businesses, salary surveys available to the Company, the knowledge of the Chief Executive Officer and other executives as to local market conditions, information learned regarding the compensation levels at other small cap companies in the industrial apparel industry and other similarly sized businesses and information provided by independent compensation consultants. The Compensation Committee also considers the recommendations and analysis of Willis Towers Watson, its independent compensation consultant, on matters of executive officer and director compensation. The Compensation Committee periodically evaluates the types and levels of compensation paid by the Company to ensure that it is able to attract and retain qualified executive officers and that their compensation remains comparable to compensation paid to similarly situated executives in comparable companies.

The following describes in more specific terms the elements of compensation that implement the compensation philosophy and objectives described above, with specific reference to compensation earned by the named executive officers for the fiscal year ended January 31, 2024. “Named executive officers” refers to those executive officers named in the Summary Compensation Table that immediately follows this discussion.

Base Salaries. The base salary of each of our named executive officers is initially fixed pursuant to the terms of their respective employment agreements with us and is determined by evaluating the responsibilities of the position, the experience and knowledge of the individual and the competitive marketplace at that time for executive talent, including a comparison to base salaries for comparable positions (considered in the context of the total compensation paid by such companies). The Compensation Committee reviews base salaries from time to time thereafter, considering the foregoing factors as well as the executive’s performance and the other factors considered in setting total compensation described above.

When salary adjustments are considered, they are made in the context of the total compensation for executive officers, consistent with the core principles discussed above. In each case, the participants involved in recommending and approving salary adjustments consider the performance of each executive officer, including consideration of new responsibilities and the previous year’s corporate performance. Individual performance evaluations take into account such factors as achievement of specific goals that are driven by the Company’s strategic plan and attainment of specific individual objectives. The factors impacting base salary levels are not assigned specific weights but are considered as a totality, against the backdrop of the Company’s overall compensation philosophy, and salary adjustments are determined in the discretion of the Compensation Committee and the Board.

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Bonuses. The Company has historically granted its annual bonuses to executive officers based on corporate performance, as measured by reference to factors which the Compensation Committee believes reflect objective performance criteria over which management generally has the ability to exert some degree of control. With respect to the fiscal year ended January 31, 2024, the Compensation Committee approved a bonus program pursuant to which the named executive officers, as well as other key employees, would earn bonuses based upon defined corporate performance goals and individual financial and operational parameters. The Compensation Committee set corporate performance goals tied to revenue growth (weighted at 40%), EBITDA margin (weighted at 40%) and free cash flow margin (weighted at 20%) for the annual cash bonus program for the fiscal year ended January 31, 2024, with payouts ranging from 50% of target for minimum level of performance, 100% of target for target level performance, and 200% of target for performance at the maximum level.  Mr. Roberson’s target bonus for fiscal 2024 was 65% of his base salary, Mr. Shannon’s target bonus for fiscal 2024 was 40% of his base salary, and Ms. An’s target bonus for fiscal 2024 was 40% of her base salary.

Equity Awards. A third component of executive officers’ compensation is grants of equity awards, which may be in the form of shares of restricted stock, RSUs (time-based and performance-based), or stock options, issued pursuant to our stock plans then in effect; although the Compensation Committee may consider using other equity-based incentives in the future. The Compensation Committee grants RSUs to the Company’s executive officers in order to align their interests with the interests of the stockholders.  Restricted stock, RSU and stock option grants are considered by the Company to be an effective long-term incentive because the executives’ gains are linked to increases in stock value, which in turn provides stockholder gains. Our executive officers received grants of RSUs, and in some cases stock options, in fiscal 2024, each in accordance with the terms of our 2017 Equity Incentive Plan. Half of the annual equity awards granted to our named executive officers in fiscal 2024 are comprised of RSUs that vest based solely on the passage of time (ratably over three years beginning with the first anniversary of the date of grant), and the other half of the RSUs vest at the end of a three-year performance period, based upon achievement of revenue growth (20%), EBITDA margin (15%), and return on invested capital (15%) performance measures. At the end of the applicable performance period, a number of the performance-based RSUs will vest, if any, based on the performance levels achieved, with payouts ranging from 50% of target for minimum level of performance, 100% of target for target level performance, and 150% of target for performance at the maximum level.

Setting Executive Compensation. Base salaries and other compensation for the Chief Executive Officer and other executive officers are set by the Compensation Committee and reflect a number of elements including recommendations by our Chief Executive Officer as to the other executive officers based on evaluation of their performance and the other factors described above. The Compensation Committee also considers the recommendations and analysis of Willis Towers Watson, its independent compensation consultant, on matters of executive officer and director compensation.  The Compensation Committee works closely with the Chief Executive Officer in establishing compensation levels for the other executive officers. Our Chief Executive Officer and the individual executives engage in discussions regarding the executive’s salary, and the Chief Executive Officer reports on such discussions and makes his own recommendations to the Compensation Committee. The Compensation Committee will separately discuss with the Chief Executive Officer any proposed adjustment to his or her own compensation. The Compensation Committee sets the compensation level for the Chief Executive Officer and the other executive officers and reports to the Board on all changes in executive compensation. Salary levels and other aspects of compensation for the Chief Executive Officer and the Chief Financial Officer historically have been set forth in employment agreements, with periodic reviews and adjustments by the Compensation Committee.

The Chief Executive Officer is not present during voting or deliberation on his performance or compensation.

Retirement Benefits. The Company does not provide any retirement benefits to its executive officers, other than matching a portion of employee contributions to the Company’s 401(k) plan.

Employment Agreements. The Company entered into employment agreements with each of its named executive officers for fiscal year 2024. These employment agreements are described in more detail under the caption “Narrative to Compensation Table” below.

Taxation and Accounting Matters. The Compensation Committee has considered the accounting and tax impact of various elements of compensation provided to our executive officers to balance the potential cost to us with the benefit and value of the compensation to the executive officers, but those considerations have generally not been a material factor in determining amounts of compensation for our executive officers.

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Stock Ownership and Clawback Requirements.  The Compensation Committee has established Equity Retention Requirements and restrictions on equity awards for directors and executives.  These retention requirements and restrictions are consistent with practices within the Company’s peer group and are designed to increase alignment of executive and shareholder interests. The retention requirements establish minimum equity positions, as a multiple of annual salary, that must be maintained by directors and executives prior to disposing of any shares acquired under the incentive plan.  These requirements are outlined below:

Title	Minimum Ownership Requirement
CEO	4 times base salary
Other Officers	2 times base salary
Directors	2 times cash retainer

In addition to the minimum ownership requirements, the Compensation Committee has put in place additional restrictions on director and executive equity grants under the LTIP.  These restrictions are summarized below:

•	Limited Disposition of Shares Awarded Under the Plan
○	Disposition of shares is not allowed until minimum ownership levels are attained.
○	Dispositions after attainment of ownership minimums are limited to 50% of issued awards.
•	Anti-Hedging and Anti Pledging Policy
○	Shares obtained or available under the equity award plan may not be hedged or pledged for any purpose.
•	Clawback Provisions
○

The 2017 Equity Incentive Plan and the LTIP specify that grants made thereunder will be subject to the Company’s clawback policies as in effect from time to time. In accordance with the Clawback Policy adopted in November 2023, Lakeland will recoup vested or unvested incentive-based equity awards issued or paid to the Company’s executive officers in the event Lakeland is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws.

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SUMMARY COMPENSATION TABLE

The table below sets forth all salary, bonus and other compensation paid (or payable in respect of bonuses) to our principal executive officer and each of the two highest paid executive officers other than the principal executive officer (our “named executive officers”) for the fiscal years ended January 31, 2024 and 2023. As used in this Proxy Statement, FY refers to a fiscal year ended January 31. For example, FY24 refers to the fiscal year ended January 31, 2024.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards (1) ($)	Option Awards (2) ($)	Nonequity Incentive Plan Compensation ($)	All Other Compensation(3) ($)	Total ($)
Charles D. Roberson Former Chief Executive Officer, President and Secretary	2024 2023	$425,000 $425,000	-- --	$425,000 $425,000	-- --	$94,963 $67,111	$11,550 $10,709	$956,513 $927,820
Roger Shannon, Chief Financial Officer	2024	$291,923	--	$254,178	$238,893	$233,243	$4,442	$1,022,679
Hui (Helena) An, Chief Operating Officer	2024	$265,923	--	$274,859	--	$212,835	$9,307	$762,924

(1)

The amounts in this column represent the aggregate grant date fair value of the stock awards. All three of our named executive officers received a performance-based stock award during fiscal year 2024. In addition, Mr. Shannon also received a one-off RSU award having a grant date fair value of $29,167. Ms. An also received two one-off RSU awards having grant date fair values of $29,167 and $145,700, respectively.

Generally, the grant date fair value is the amount that we would expense in our financial statements over the vesting period of the award based on the probable outcome of the award conditions. Assumptions used in the calculation of this amount are included in Note 9 to our audited financial statements for the fiscal year ended January 31, 2024, which were included in our Annual Report on Form 10-K filed with the SEC on April 11, 2024. With respect to the performance-based portions of the amounts reported in this column, we have assumed performance at the target level. If maximum performance is achieved, the total amounts would be: Mr. Roberson—$531,250, Mr. Shannon—$310,428, and Ms. An—$299,867.

(2)

The values of option awards listed in this column are the grant date fair values computed in accordance with ASC 718 as of the grant date. Generally, the grant date fair value is the amount that we would expense in our financial statements over the vesting period of the award based on the probable outcome of the award conditions. Assumptions used in the calculation of this amount were: expected volatility of 57%, expected dividend yield of 0.00%, an assumed risk-free interest rate of 3.398% and expected term 10 years.

(3)	For fiscal 2023 and 2024, represents Company contributions to 401(k) Plan.

NARRATIVE TO SUMMARY COMPENSATION TABLE

We are party to employment agreements with our three named executive officers, a summary of the terms of which are set forth below.

Charles D. Roberson. Mr. Roberson served as Chief Executive Officer, President, and Secretary of the Company during fiscal year 2024. Pursuant to Mr. Roberson’s employment agreement, as amended, Mr. Roberson received an annual base salary of $425,000 and participated in the Company’s annual incentive bonus program.  The original term of Mr. Roberson’s employment agreement terminated on January 31, 2022, but the agreement provided for automatic 12-month extensions unless either the Company or Mr. Roberson provide written notice of termination at least 90 days prior to the expiration of the term. Pursuant to this agreement, Mr. Roberson was also eligible to participate, as determined in the discretion of the Compensation Committee, in the Company’s 2017 Equity Incentive Plan and any other equity plans of the Company as may become effective. In respect of fiscal 2024, Mr. Roberson earned a performance bonus of $94,963. Mr. Roberson participated in the Company’s benefit plans and was entitled to the benefits available to all other senior executives, including health insurance coverage, and disability and life insurance. Effective as of January 31, 2024, Mr. Roberson’s employment agreement was terminated and superseded by the General Release and Separation Agreement between Mr. Roberson and the Company. The payments to Mr. Roberson in connection with termination are discussed below under “Potential Payments Upon Termination.”

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Roger D. Shannon. Mr. Shannon served as Chief Financial Officer of the Company during fiscal year 2024. Pursuant to Mr. Shannon’s employment agreement, his term of employment commenced on February 1, 2023, with an initial end date of February 1, 2024, subject to an automatic 12-month extension unless either party provided 90 days’ prior notice of an intention not to renew. The employment agreement provides that Mr. Shannon receives an annual base salary of $300,000, subject to annual review by the Compensation Committee, and participates in the Company’s annual incentive bonus program. Pursuant to his agreement, Mr. Shannon is also eligible to participate, as determined in the discretion of the Compensation Committee, in the Company’s 2017 Equity Incentive Plan and any other equity plans of the Company as may become effective. Mr. Shannon earned a performance bonus of $233,243 for fiscal 2024.  Mr. Shannon participates in the Company’s benefit plans and is entitled to the benefits available to all other senior executives, including health insurance coverage, and disability and life insurance. Pursuant to his employment agreement, Mr. Shannon is subject to non-competition and confidentiality restrictions, which, in the case of non-competition, covers the term of his employment and for a period of one year thereafter. The potential payments to Mr. Shannon in connection with any termination are discussed below under “Potential Payments Upon Termination.”

Hui (Helena) An. Ms. An has served as Chief Operating Officer of the Company since April 6, 2023, and she previously served as our Vice President of Procurement and Asia Manufacturing since 2018. Ms. An entered into an employment agreement with the Company on September 1, 2022, pursuant to which she agreed to a 12-month term of employment that was subject to an automatic 12-month extension unless either party provided 90 days’ prior notice of an intention not to renew. The employment agreement provides that Ms. An receives an annual base salary of $250,000 and participates in the Company’s annual incentive bonus program. Ms. An’s annual base salary was increased to $270,000 on April 6, 2023. Pursuant to her agreement, Ms. An is also eligible to participate, as determined in the discretion of the Compensation Committee, in the Company’s 2017 Equity Incentive Plan and any other equity plans of the Company as may become effective. Ms. An earned a performance bonus of $212,835 for fiscal 2024.  Ms. An participates in the Company’s benefit plans and is entitled to the benefits available to all other senior executives, including health insurance coverage, and disability and life insurance. Pursuant to her employment agreement, Ms. An is subject to non-competition and confidentiality restrictions, which, in the case of non-competition, covers the term of her employment and for a period of one year thereafter. The potential payments to Ms. An in connection with any termination are discussed below under “Potential Payments Upon Termination.”

37

OUTSTANDING EQUITY AWARDS AT FISCAL 2024 YEAR-END

The following table sets forth information with respect to outstanding equity-based awards at January 31, 2024 for our named executive officers.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Un-exercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)(1)	Equity Incentive Plan Awards: Market or Payout of Unearned Shares, Units or Other Rights that have not Vested ($)(1) (2)
Charles D. Roberson Former Chief Executive Officer, President and Secretary	--	--	--	--	--	3,711(3) 9,770(4)	$66,835 $175,958	8,637(5) 17,000(6) 21,983(7)	$155,552 $306,170 $395,914
Roger Shannon, Chief Financial Officer	--	24,000(6)	--	$14.44	02/01/2033	5,173(4) 2,002(8)	$93,166 $36,056	11,639(7)	$209,618
Hui (Helena) An, Chief Operating Officer	--	--	--	--	--	889(3) 2,299(4) 10,000(9) 2,002(8)	$16,011 $41,405 $180,100 $36,056	1,861(5) 4,000(6) 5,173(7)	$33,517 $72,040 $93,166

(1)

The level of award (minimum, target or maximum) and final vesting is based on the Company’s levels of revenue growth, EBITDA margin, free cash flow, as well as Board discretion and retention of employment. The amounts reported assume maximum level of performance. The actual total number of shares that vest may differ.

(2)	Market value is based on the closing price of our common stock on January 31, 2024 of $18.01.
(3)	These time-based RSUs vest on January 31, 2025.
(4)	These time-based RSUs vest in equal portions on January 31, 2025 and January 31, 2026.
(5)

The award is subject to a three-year performance period that began February 1, 2021 and ended January 31, 2024. The amounts earned, as determined by the Compensation Committee in April 2024 based on actual performance were as follows: Mr. Roberson—0 shares, and Ms. An—0 shares.

(6)	The award is subject to a three-year performance period that began February 1, 2022 and ends January 31, 2025 and vests January 31, 2025.
(7)	The award is subject to a three-year performance period that began February 1, 2023 and ends January 31, 2026 and vests January 31, 2026.
(8)	These time-based RSUs vest in full on December 4, 2026, the third anniversary of the date of grant.
(9)	These time-based RSUs vest in full on April 6, 2026, the third anniversary of the date of grant.

38

POTENTIAL PAYMENTS UPON TERMINATION

Charles D. Roberson

On January 31, 2024, Mr. Roberson stepped down from the Company.  In connection with Mr. Roberson’s departure from the Company, he entered into a General Release and Separation Agreement, pursuant to which he was entitled to receive: (i) an annual cash bonus for the fiscal year ending January 31, 2024 (“FY24”), if any, as determined by the Compensation Committee of the  Board following the end of FY24 based on the Company’s achievement of the pre-established performance measures for such annual bonus; (ii) if Mr. Roberson had not secured other employment as of January 31, 2024, continued payment of Mr. Roberson’s current base salary until the earlier of the date Mr. Roberson secures such other employment or April 30, 2024, payable bi-weekly following the Termination Date; and (iii) the continued vesting of all of Mr. Roberson’s outstanding RSUs granted to Mr. Roberson with grant dates of June 16, 2021, April 7, 2022 and March 30, 2023, on their scheduled vesting dates, with the performance-based RSUs only vesting to the extent of actual performance achieved as certified by the Compensation Committee after the end of the applicable performance period, and in the event of a change in control transaction, performance-based RSUs will accelerate and vest based on the target level of performance. In addition, pursuant to the Separation Agreement, the Company has agreed to waive Mr. Roberson’s non-competition covenant set forth in the Employment Agreement.

The Separation Agreement also includes a general release of claims in favor of the Company. The Separation Agreement replaced and superseded Mr. Roberson’s employment agreement with the Company.

Roger D. Shannon

Pursuant to the terms of Mr. Shannon’s employment agreement, if Mr. Shannon’s employment was terminated “for cause” (as defined in the employment agreement), his employment agreement would terminate immediately and he would be paid his accrued and unpaid base salary through the date of termination, any annual bonus earned for the year prior to the year of termination but not yet paid and any other employee benefits generally paid by the Company up to the date of termination (collectively, the “RS Accrued Obligations”). In the event Mr. Shannon terminated his employment for “good reason” (as defined in the employment agreement) or he is terminated by the Company without cause, Mr. Shannon would be entitled to be paid (a) the RS Accrued Obligations, (b) an additional twelve months of his then current base salary payable in equal monthly installments, and (c) a pro rata portion of any annual bonus earned for the year of termination through the date of termination, as determined in good faith by the Compensation Committee. In the event Mr. Shannon was terminated without cause or if he terminated for good reason within 18 months after a change in control (as defined in the employment agreement), the Company would be obligated to pay his (a) the RS Accrued Obligations, (b) a lump sum amount equal to 24 months of base salary as in effect at termination or during the year immediately prior to the change in control, whichever is greater, and (c) two times a target bonus amount, if any, in effect at termination. In the event of Mr. Shannon’s death or disability (as defined in the employment agreement), Mr. Shannon or his beneficiary or estate would have been entitled to receive the RS Accrued Obligations and a pro-rata portion of his annual bonus, if any, for the year of termination through the date of termination.

Hui (Helena) An

Pursuant to the terms of Ms. An’s employment agreement, if Ms. An’s employment was terminated “for cause” (as defined in the employment agreement), her employment agreement would terminate immediately and she would be paid her accrued and unpaid base salary through the date of termination, any annual bonus earned for the year prior to the year of termination but not yet paid and any other employee benefits generally paid by the Company up to the date of termination (collectively, the “HA Accrued Obligations”). In the event Ms. An terminated her employment for “good reason” (as defined in the employment agreement) or she is terminated by the Company without cause, Ms. An would be entitled to be paid (a) the HA Accrued Obligations, (b) an additional twelve months of her then current base salary payable in equal monthly installments, and (c) a pro rata portion of any annual bonus earned for the year of termination through the date of termination, as determined in good faith by the Compensation Committee. In the event Ms. An was terminated without cause or if she terminated for good reason within 18 months after a change in control (as defined in the employment agreement), the Company would be obligated to pay her (a) the HA Accrued Obligations, (b) a lump sum amount equal to 24 months of base salary as in effect at termination or during the year immediately prior to the change in control, whichever is greater, and (c) two times a target bonus amount, if any, in effect at termination. In the event of Ms. An’s death or disability (as defined in the employment agreement), Ms. An or her beneficiary or estate would have been entitled to receive the HA Accrued Obligations and a pro-rata portion of his annual bonus, if any, for the year of termination through the date of termination.

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PAY VERSUS PERFORMANCE

In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we are providing the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO named executive officers (“NEOs”) and Company performance for the fiscal years listed below.  The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (1)(2)(3)	Average Summary Compensation Table Total for Non-PEO NEOs (1)	Average Compensation Actually Paid to Non-PEO NEOs (1)(2)(4)	Value of Initial Fixed $100 Investment Based on TSR (5)	Net Income
2024	$956,513	$981,389	$892,802	$968,191	$65	$5,425,000
2023	$927,820	$587,316	$539,100	$363,453	$52	$1,873,000
2022	$994,627	$746,108	$569,289	$403,640	$76	$11,372,000

(1)

The PEO for fiscal years 2024, 2023 and 2022 was Charles D. Roberson. The non-PEO NEOs for fiscal years 2024 were Roger D. Shannon (our Chief Financial Officer) and Helena An (our Chief Operating Officer). The non-PEO NEOs for fiscal years 2023 and 2022 were Allen E. Dillard (our former Chief Operating and Financial Officer) and Steven L. Harvey (our former Executive Vice President for Global Sales and Marketing).

(2)

The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnotes 3 and 4 below. Equity values are calculated in accordance with FASB ASC Topic 718.

(3)

To calculate the amounts of Compensation Actually Paid to the PEO in each of 2024, 2023 and 2022, the following adjustments were made to the PEO’s Summary Compensation Table Total for each respective year:

a.	Fiscal Year 2024:

	i.	We deducted $425,000 reported in the Summary Compensation Table, reflecting the grant date fair value of equity-based awards granted to the PEO in fiscal year 2024;

	ii.	we added $525,712, reflecting the fair value of such equity-based awards as of the end of fiscal year 2024;

iii.

we deducted $85,044, reflecting the change in the fair value during fiscal year 2024 of equity-based awards granted to the PEO before fiscal year 2024 that were outstanding and unvested as of the end of fiscal year 2024; and

iv.

we added $9,208, reflecting, as of the applicable vesting date, the change in the fair value during fiscal year 2024 of equity-based awards granted to the PEO before fiscal year 2024 that vested during fiscal year 2024.

b.	Fiscal Year 2023:

	i.	We deducted $425,000 reported in the Summary Compensation Table, reflecting the grant date fair value of equity-based awards granted to the PEO in fiscal year 2023;

	ii.	we added $328,204, reflecting the fair value of such equity-based awards as of the end of fiscal year 2023;

iii.

we deducted $132,790, reflecting the change in the fair value during fiscal year 2023 of equity-based awards granted to the PEO before fiscal year 2023 that were outstanding and unvested as of the end of fiscal year 2023; and

iv.

we deducted $110,918, reflecting, as of the applicable vesting date, the change in the fair value during fiscal year 2023 of equity-based awards granted to the PEO before fiscal year 2023 that vested during fiscal year 2023.

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	c.	Fiscal Year 2022:

		i.	We deducted $375,000 reported in the Summary Compensation Table, reflecting the grant date fair value of equity-based awards granted to the PEO in fiscal year 2022;

		ii.	we added $363,078, reflecting the fair value of such equity-based awards as of the end of fiscal year 2022;

iii.

we deducted $126,133, reflecting the change in the fair value during fiscal year 2022 of equity-based awards granted to the PEO before fiscal year 2022 that were outstanding and unvested as of the end of fiscal year 2022; and

iv.

we deducted $110,465, reflecting, as of the applicable vesting date, the change in the fair value during fiscal year 2022 of equity-based awards granted to the PEO before fiscal year 2022 that vested during fiscal year 2022.

(4)

To calculate the amounts of Compensation Actually Paid, on average, to our non-PEO NEOs in each of 2024, 2023 and 2022, the following adjustments were made to the Average Summary Compensation Table Total for Non-PEO NEOs for each respective year:

	a.	Fiscal Year 2024:

		i.	We deducted $383,965 reported in the Summary Compensation Table, reflecting the grant date fair value of equity-based awards granted to the non-PEO NEOs in fiscal year 2024;

		ii.	we added $469,196, reflecting the fair value of such equity-based awards as of the end of fiscal year 2024;

iii.

we deducted $7,197, reflecting the change in the fair value during fiscal year 2024 of equity-based awards granted to the non-PEO NEOs before fiscal year 2024 that were outstanding and unvested as of the end of fiscal year 2024; and

iv.

we deducted $2,644, reflecting, as of the applicable vesting date, the change in the fair value during fiscal year 2024 of equity-based awards granted to the PEO before fiscal year 2024 that vested during fiscal year 2024.

	b.	Fiscal Year 2023:

		i.	We deducted $169,875 reported in the Summary Compensation Table, reflecting the grant date fair value of equity-based awards granted to the non-PEO NEOs in fiscal year 2023;

		ii.	we added $131,189, reflecting the fair value of such equity-based awards as of the end of fiscal year 2023;

iii.

we deducted $87,998, reflecting the change in the fair value during fiscal year 2023 of equity-based awards granted to the non-PEO NEOs before fiscal year 2023 that were outstanding and unvested as of the end of fiscal year 2023; and

iv.

we deducted $48,962, reflecting, as of the applicable vesting date, the change in the fair value during fiscal year 2023 of equity-based awards granted to the PEO before fiscal year 2023 that vested during fiscal year 2023.

	c.	Fiscal Year 2022:

		i.	We deducted $154,875 reported in the Summary Compensation Table, reflecting the grant date fair value of equity-based awards granted to the non-PEO NEOs in fiscal year 2022;

		ii.	we added $149,957, reflecting the fair value of such equity-based awards as of the end of fiscal year 2022;

iii.

we deducted $117,703, reflecting the change in the fair value during fiscal year 2022 of equity-based awards granted to the non-PEO NEOs before fiscal year 2022 that were outstanding and unvested as of the end of fiscal year 2022; and

iv.

we deducted $43,027, reflecting, as of the applicable vesting date, the change in the fair value during fiscal year 2022 of equity-based awards granted to the non-PEO NEOs before fiscal year 2022 that vested during fiscal year 2022.

(5)

The values disclosed in this TSR column represent the measurement period value of an investment of $100 in our common stock as of January 31, 2021, and then valued again on each of January 31, 2022 and January 31, 2023. Historical stock performance is not necessarily indicative of future stock performance.

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Description of Relationship Between PEO and Other NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs, and the Company’s cumulative TSR over the three most recently completed fiscal years.

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Description of Relationship Between PEO and Other NEO Compensation Actually Paid and Net Income

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs, and our Net Income during the three most recently completed fiscal years.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding the beneficial ownership of the Company’s outstanding common stock as of April 16, 2024, the record date, including shares as to which a right to acquire ownership within 60 days of the record date exists within the meaning of Rule 13d-3(d)(1) under the Exchange Act, by: (i) each of the named executive officers of the Company; (ii) each director and nominee for director of the Company; (iii) all current directors and executive officers of the Company as a group and (iv) each person who is known by the Company to beneficially own more than 5% of the common stock.

Except as otherwise noted, the persons named in the table have sole voting and investment power with respect to their shares of common stock shown as beneficially owned by them and the address for each beneficial owner, unless otherwise noted, is c/o Lakeland Industries, Inc., 1525 Perimeter Parkway, Suite 325, Huntsville, AL 35806.

Named Executive Officers and Directors	Amount and Nature of Beneficial Ownership (1)		Percent of Class
Charles D. Roberson	73,626	(2)	*
Roger D. Shannon	30,839	(3)	*
Helena An	46,912	(4)	*
Thomas McAteer	58,905	(5)	*
James M. Jenkins	34,400	(5)	*
Jeffrey Schlarbaum	19,219	(5)	*
Nikki L. Hamblin	10,800	(5)	*
Ronald Herring	5,086	(5)	*
Melissa Kidd	5,086	(5)	*
Martin G. Glavin	0		*
All current executive officers and directors as a group (10 persons)	312,814	(6)	4.2%

*	Less than 1%
(1)

Based on 7,377,815 shares of common stock outstanding on April 16, 2024, plus shares that can be acquired through the exercise of options or warrants within 60 days thereafter by the specified individual or group. The table does not include performance-based restricted stock grants under the Company’s 2017 Equity Incentive Plan (performance vesting at end of three years), as the recipients do not have the right to vote or other elements of beneficial ownership until vesting.

(2)

Includes 13,481 restricted shares issued pursuant to the 2017 Equity Incentive Plan, subject to a two-year vesting period from the date of grant, as per Mr. Roberson’s General Release and Separation Agreement between Mr. Roberson and the Company.

(3)	Includes 29,060 restricted shares issued pursuant to the 2017 Equity Incentive Plan, subject to a three-year vesting period from the date of grant, subject to continued services as an officer.
(4)	Includes 26,765 restricted shares issued pursuant to the 2017 Equity Incentive Plan, subject to a three-year vesting period from the date of grant, subject to continued services as an officer.
(5)	Includes 5,086 RSUs issued pursuant to the 2017 Equity Incentive Plan, 100% of which will vest on June 14, 2024, subject to continued services as a director.
(6)	Includes an aggregate of 127,536 restricted shares.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Name and Address of Certain Beneficial Owners	Amount and Nature of Beneficial Ownership		Percent of Class
Private Capital Management, LLC 8889 Pelican Bay Boulevard, Suite 500 Naples, FL 34108	1,261,080	(7)	17.12%
Renaissance Technologies LLC 800 Third Avenue New York, NY 10022	485,862	(8)	6.6%
Dimensional Fund Advisors LP 6300 Bee Cave Road, Bldg. #1 Austin, Texas 78746	578,297	(9)	7.9%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	410,800	(10)	5.58%
Pacific Ridge Capital Partners, LLC 4900 Meadows Rd, Suite 320 Lake Oswego, OR 97035	548,202	(11)	7.44%
Royce & Associates, LP 745 Fifth Avenue New York, NY 10151	691,951	(12)	9.4%

(7)

Based on the Schedule 13G/A filed with the Securities and Exchange Commission on February 10, 2024, Private Capital Management, LLC reported, as of December 31, 2023, beneficial ownership of 1,261,080 shares, including sole voting power over 502,907 shares, sole dispositive power over 502,907 shares, shared voting power over 758,173 shares and shared dispositive power over 758,173 shares. Private Capital Management, LLC disclaims beneficial ownership of shares over which it has dispositive or voting power.

(8)

Based on the Schedule 13G/A filed with the Securities and Exchange Commission on February 13, 2024, Renaissance Technologies LLC and its majority owner, Renaissance Technologies Holdings Corporation, jointly reported, as of December 29, 2023, beneficial ownership over 485,862 shares, including sole voting and dispositive power over all 485,862 shares with respect to both entities.

(9)

Based on the Schedule 13G/A filed with the Securities and Exchange Commission on February 9, 2024, Dimensional Fund Advisors LP reported beneficial ownership of 578,297 shares, including sole voting power over 568,508 shares and sole dispositive power over all 578,297 shares. According to the Schedule 13G/A, Dimensional Fund Advisors LP, an investment adviser, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) may possess voting and/or investment power over the securities of Lakeland that are owned by the Funds and may be deemed to be the beneficial owner of the shares of Lakeland held by the Funds. However, all such securities are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

(10)

Based on the Schedule 13G filed with the Securities and Exchange Commission on February 13, 2024 by The Vanguard Group, Inc. reported, as of December 29, 2023, beneficial ownership of 410,800 shares, including sole voting power over 0 shares, sole dispositive power over 407,931 shares, shared voting power over 0 shares and shared dispositive power over 2,869 shares.

(11)

Based on the Schedule 13G filed with the Securities and Exchange Commission on February 12, 2024 by Pacific Ridge Capital Partners, LLC reported, as of December 31, 2023, beneficial ownership of 548,202 shares, including sole voting power over 361,732 shares and sole dispositive power over all 548,202 shares.

(12)

Based on the Schedule 13G filed with the Securities and Exchange Commission on January 23, 2024 by Royce & Associates, LP reported, as of December 31, 2023, beneficial ownership of 691,951 shares. Royce & Associates, LP has sole voting and dispositive power over all 691,951 shares. Royce & Associates, LP disclaims beneficial ownership of shares over which it has dispositive or voting power.

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DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires the Company’s directors, officers and beneficial owners of more than 10% of the common stock (“Reporting Persons”) to file with the SEC initial reports of ownership of the Company’s equity securities and to file subsequent reports when there are changes in such ownership. Based solely upon our review of the copies of all Forms 3, 4 and 5 and amendments to these forms that have been filed with the SEC, we believe that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to our fiscal year ended January 31, 2024, except for (i) one late Form 4 for Joshua J. Sletten filed August 22, 2023, relating to the withholding of shares for tax purposes, (ii) one late Form 4 for Ronald Herring filed June 20, 2023, to report the acquisition of RSUs and (iii) one late Form 4 for each of Charles D. Roberson, Helena An and Steven L. Harvey filed April 24, 2023, relating to the withholding of shares for tax purposes.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

It is the Company’s policy that any material transaction involving our directors, executive officers and any other person that is a “related person” within the meaning of SEC regulations is required to be reported to our Chief Executive Officer. In addition, pursuant to NASDAQ Rule 5630(a), all related party transactions are required to be reported to the Audit Committee, which, with the assistance of legal counsel and such other advisors as it deems appropriate, is responsible for reviewing, approving or ratifying any such related party transaction. The Audit Committee shall approve only those related party transactions that it believes are in, or not inconsistent with, the best interests of the Company. A written policy to this effect has been adopted by our Board.

In addition, the Audit Committee generally conducts an annual review of all such transactions. In addition, every quarter, a report maintained by the Company’s accounting staff is reviewed and approved by the Chief Executive Officer and Chief Financial Officer.

There were no related party transactions entered into, for either fiscal year ended January 31, 2024 or January 31, 2023, and there are no currently proposed related party transactions.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS-2025 ANNUAL MEETING

The submission deadline for stockholder proposals to be included in our proxy materials for the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) pursuant to Rule 14a-8 of the Exchange Act is January 1, 2025.  All proposals must be received by the Secretary at Lakeland Industries, Inc., 1525 Perimeter Parkway, Suite 325, Huntsville, AL 35806 by the required deadline and must comply with all other applicable legal requirements in order to be considered for inclusion in the Company’s 2025 Annual Meeting proxy materials. Any such proposal should be submitted by certified mail, return receipt requested, or other means, including electronic means, that allow the stockholder to prove the date of delivery.

In addition, our Bylaws require that we be given advance notice of stockholder nominations for election to the Board and of other matters which stockholders wish to present for action at an annual meeting of stockholders. The required notice must be delivered to the Secretary of the Company at our principal offices not less than 90 days and not more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. These requirements are separate from and in addition to the SEC requirements that a stockholder must meet to have a stockholder proposal included in our Proxy Statement.

Pursuant to our Bylaws, if notice of any stockholder proposal is received prior to February 13, 2025 or after March 15, 2025, the notice will be considered untimely and we are not required to present such proposal at the 2025 Annual Meeting. If the Board chooses to present a proposal submitted prior to February 13, 2025 or after March 15, 2025 at the 2025 Annual Meeting, then the persons named in proxies solicited by the Board for the 2025 Annual Meeting may exercise discretionary voting power with respect to such proposal.

In addition to satisfying the requirements under our bylaws, to comply with the SEC’s universal proxy rules, Stockholders who intend to solicit proxies in support of director nominees other than the Company's nominees at the 2025 Annual Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

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OTHER MATTERS

The Board knows of no matters other than those described above that have been submitted for consideration at this Annual Meeting. As to other matters, if any, that properly may come before the Annual Meeting, the Board intends that the proxy cards will be voted in respect thereof in accordance with the judgment of the person or persons named thereon.

QUESTIONS

For information about your record holding, call Computershare at (800) 368-5948. We also invite you to visit Lakeland’s Internet site at www.lakeland.com, under the heading “Investor Relations- SEC Filings.” Internet site materials are for your information and are not part of this proxy solicitation. If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

If you have questions or need more information about the Annual Meeting write to be address below. Any written notice of revocation, or later dated proxy card, should be delivered to Lakeland Industries, Inc., 1525 Perimeter Parkway, Suite 325, Huntsville, AL 35806, Attn: Secretary.

Lakeland makes available, free of charge on its website, all of its filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. These filings are also available on the SEC’s website (www.sec.gov). To access these filings, go to our website (www.lakeland.com) and click on the heading “Investor Relations- SEC Filings.” Copies of Lakeland’s Annual Report on Form 10-K for the fiscal year ended January 31, 2024, including financial statements and schedules thereto, filed with the SEC, are also available without charge to stockholders upon written request addressed to the Secretary, Lakeland Industries, Inc., 1525 Perimeter Parkway, Suite 325, Huntsville, AL 35806.

By Order of the Board of Directors,

James M. Jenkins
Acting Chief Executive Officer and President and Executive Chairman
May 1, 2024

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Appendix A

LAKELAND INDUSTRIES, INC.

EMPLOYEE STOCK PURCHASE PLAN

1. Purpose. This Lakeland Industries, Inc. Employee Stock Purchase Plan (the “Plan”) is intended to provide employees of the Company and its Participating Subsidiaries with an opportunity to acquire a proprietary interest in the Company through the purchase of shares of Common Stock. The Company intends that the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code and the Plan shall be interpreted in a manner that is consistent with that intent.

2. Definitions.

“Board” or “Board of Directors” means the Board of Directors of the Company, as constituted from time to time.

“Code” means the U.S. Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means the committee appointed by the Board to administer the Plan.

“Common Stock” means the common stock of the Company, par value $0.01 per share.

“Company” means Lakeland Industries, Inc., a Delaware corporation, including any successor thereto.

“Compensation” means base salary, wages, annual bonuses and commissions paid to an Eligible Employee by the Company or a Participating Subsidiary as compensation for services to the Company or Participating Subsidiary, before deduction for any salary deferral contributions made by the Eligible Employee to any tax-qualified or nonqualified deferred compensation plan, including overtime, vacation pay, holiday pay, jury duty pay and funeral leave pay, but excluding education or tuition reimbursements, imputed income arising under any group insurance or benefit program, travel expenses, business and relocation expenses, and income received in connection with stock options or other equity-based awards.

“Corporate Transaction” means a merger, consolidation, acquisition of property or stock, separation, reorganization or other corporate event described in Section 424 of the Code.

“Designated Broker” means the financial services firm or other agent designated by the Company to maintain ESPP Share Accounts on behalf of Participants who have purchased shares of Common Stock under the Plan.

“Effective Date” means the date as of which this Plan is adopted by the Board, subject to the Plan obtaining stockholder approval in accordance with Section 19.11 hereof.

“Eligible Employee” means an Employee who (i) has been employed by the Company or a Participating Subsidiary for at least six (6) months and (ii) is customarily employed for at least twenty (20) hours per week and more than five (5) months in any calendar year. Notwithstanding the foregoing, the Committee may exclude from participation in the Plan or any Offering Employees who are “highly compensated employees” of the Company or a Participating Subsidiary (within the meaning of Section 414(q) of the Code) or a sub-set of such highly compensated employees.

“Employee” means any person who renders services to the Company or a Participating Subsidiary as an employee pursuant to an employment relationship with such employer. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on military leave, sick leave or other leave of absence approved by the Company or a Participating Subsidiary that meets the requirements of Treasury Regulation Section 1.421-1(h)(2). Where the period of leave exceeds three (3) months, or such other period of time specified in Treasury Regulation Section 1.421-1(h)(2), and the individual’s right to re-employment is not guaranteed by statute or contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three-month period, or such other period specified in Treasury Regulation Section 1.421-1(h)(2).

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“ESPP Share Account” means an account into which Common Stock purchased with accumulated payroll deductions at the end of an Offering Period are held on behalf of a Participant.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the shares of Common Stock as determined below. If the shares are listed on any established stock exchange or a national market system, including, without limitation, the New York Stock Exchange or the Nasdaq Stock Market, the Fair Market Value shall be the closing price of a share (or if no sales were reported, the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in such source as the Committee deems reliable. In the absence of an established market for the shares, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

“Offering Date” means the first Trading Day of each Offering Period as designated by the Committee.

“Offering” or “Offering Period” means a period of six (6) months beginning each February 1st and August 1st of each year; provided, that, pursuant to Section 5, the Committee may change the duration of future Offering Periods (subject to a maximum Offering Period of twenty-seven (27) months) and/or the start and end dates of future Offering Periods.

“Participant” means an Eligible Employee who is actively participating in the Plan.

“Participating Subsidiaries” means the Subsidiaries that have been designated as eligible to participate in the Plan, and such other Subsidiaries that may be designated by the Committee from time to time in its sole discretion.

“Plan” means this Lakeland Industries, Inc. Employee Stock Purchase Plan, as set forth herein, and as amended from time to time.

“Purchase Date” means the last Trading Day of each Offering Period.

“Purchase Price” means an amount no less than the lesser of (i) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Offering Date or (ii) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Purchase Date; provided, that, the Purchase Price per share of Common Stock will in no event be less than the par value of the Common Stock.

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiary” means any corporation, domestic or foreign, of which not less than 50% of the combined voting power is held by the Company or a Subsidiary, whether or not such corporation exists now or is hereafter organized or acquired by the Company or a Subsidiary. In all cases, the determination of whether an entity is a Subsidiary shall be made in accordance with Section 424(f) of the Code.

“Trading Day” means any day on which the national stock exchange upon which the Common Stock is listed is open for trading or, if the Common Stock is not listed on an established stock exchange or national market system, a business day, as determined by the Committee in good faith.

3. Administration. The Plan shall be administered by the Committee, which shall have the authority to construe and interpret the Plan, prescribe, amend and rescind rules relating to the Plan’s administration and take any other actions necessary or desirable for the administration of the Plan, including, without limitation, adopting sub-plans applicable to particular Participating Subsidiaries or locations, which sub-plans may be designed to be outside the scope of Section 423 of the Code. The Committee may correct any defect or supply any omission or reconcile any inconsistency or ambiguity in the Plan. The decisions of the Committee shall be final and binding on all persons. All expenses of administering the Plan shall be borne by the Company.

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4. Eligibility. Unless otherwise determined by the Committee in a manner that is consistent with Section 423 of the Code, any individual who is an Eligible Employee as of the first day of the enrollment period designated by the Committee for a particular Offering Period shall be eligible to participate in such Offering Period, subject to the requirements of Section 423 of the Code.

Notwithstanding any provision of the Plan to the contrary, no Eligible Employee shall be granted an option under the Plan if (i) immediately after the grant of the option, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary or (ii) such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate that exceeds $25,000 of the Fair Market Value of such stock (determined at the time the option is granted) for each calendar year in which such option is outstanding at any time.

5. Offering Periods. The Plan shall be implemented by a series of Offering Periods, each of which shall be six (6) months in duration, with new Offering Periods commencing on or about February 1 and August 1 of each year (or such other times as determined by the Committee). The Committee shall have the authority to change the duration, frequency, start and end dates of Offering Periods.

6. Participation.

6.1 Enrollment; Payroll Deductions. An Eligible Employee may elect to participate in the Plan by enrolling electronically through the Plan’s online portal. Participation in the Plan is entirely voluntary. By enrolling through the Plan’s online portal, the Eligible Employee authorizes payroll deductions from his or her pay check in an amount equal to at least 1%, but not more than fifteen percent (15%), of his or her Compensation on each pay day occurring during an Offering Period (or such other maximum percentage as the Committee may establish from time to time before an Offering Period begins). Payroll deductions shall commence on the first payroll date following the Offering Date and end on the last payroll date on or before the Purchase Date. The Company shall maintain records of all payroll deductions but shall have no obligation to pay interest on payroll deductions or to hold such amounts in a trust or in any segregated account. Unless expressly permitted by the Committee, a Participant may not make any separate contributions or payments to the Plan.

6.2 Election Changes. During an Offering Period, a Participant may decrease or increase his or her rate of payroll deductions applicable to such Offering Period electronically through the Plan’s online portal. Similarly, a Participant may decrease or increase his or her rate of payroll deductions applicable to future Offering Periods electronically through the Plan’s online portal before the start of the next Offering Period.

6.3 Automatic Re-enrollment. The deduction rate selected electronically through the Plan’s online portal shall remain in effect for subsequent Offering Periods unless the Participant (a) authorizes a new level of payroll deductions in accordance with Section 6.2, (b) withdraws from the Plan in accordance with Section 10, or (c) terminates employment or otherwise becomes ineligible to participate in the Plan.

7. Grant of Option. On each Offering Date, each Participant in the applicable Offering Period shall be granted an option to purchase, on the Purchase Date, a number of shares of Common Stock determined by dividing the Participant’s accumulated payroll deductions by the applicable Purchase Price; provided, however, that in no event shall any Participant purchase more than 2,500 shares of Common Stock during an Offering Period (subject to adjustment in accordance with Section 18 and the limitations set forth in Section 13 of the Plan).

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8. Exercise of Option/Purchase of Shares. A Participant’s option to purchase shares of Common Stock will be exercised automatically on the Purchase Date of each Offering Period. The Participant’s accumulated payroll deductions will be used to purchase the maximum number of whole shares that can be purchased with the amounts in the Participant’s notional account. No fractional shares may be purchased but notional fractional shares of Common Stock will be allocated to the Participant’s ESPP Share Account to be aggregated with other notional fractional shares of Common Stock on future Purchase Dates, subject to earlier withdrawal by the Participant in accordance with Section 10 or termination of employment in accordance with Section 11.

9. Transfer of Shares. As soon as reasonably practicable after each Purchase Date, the Company will arrange for the delivery to each Participant of the shares of Common Stock purchased upon exercise of his or her option. The Committee may permit or require that the shares be deposited directly into an ESPP Share Account established in the name of the Participant with a Designated Broker and may require that the shares of Common Stock be retained with such Designated Broker for a specified period of time. Participants will not have any voting, dividend or other rights of a stockholder with respect to the shares of Common Stock subject to any option granted hereunder until such shares have been delivered pursuant to this Section 9.

10. Withdrawal.

10.1 Withdrawal Procedure. A Participant may withdraw from an Offering electronically through the Plan’s online portal at least one (1) business day before the Purchase Date. The accumulated payroll deductions held on behalf of a Participant in his or her notional account (that have not been used to purchase shares of Common Stock) shall be paid to the Participant promptly following the processing of his or her election to withdraw and the Participant’s option shall be automatically terminated. If a Participant withdraws from an Offering Period, no payroll deductions will be made during any succeeding Offering Period, unless the Participant re-enrolls in accordance with Section 6.1 of the Plan.

10.2 Effect on Succeeding Offering Periods. A Participant’s election to withdraw from an Offering Period will not have any effect upon his or her eligibility to participate in succeeding Offering Periods that commence following the completion of the Offering Period from which the Participant withdraws.

11. Termination of Employment; Change in Employment Status. Upon termination of a Participant’s employment for any reason, including death, disability or retirement, or a change in the Participant’s employment status following which the Participant is no longer an Eligible Employee, which in either case occurs at least thirty (30) days before the Purchase Date, the Participant will be deemed to have withdrawn from the Plan and the payroll deductions in the Participant’s notional account (that have not been used to purchase shares of Common Stock) shall be returned to the Participant, or in the case of the Participant’s death, to the person(s) entitled to such amounts under Section 17, and the Participant’s option shall be automatically terminated. If the Participant’s termination of employment or change in status occurs within thirty (30) days before a Purchase Date, the accumulated payroll deductions shall be used to purchase shares on the Purchase Date.

12. Interest. No interest shall accrue on or be payable with respect to the payroll deductions of a Participant in the Plan.

13. Shares Reserved for Plan.

13.1 Number of Shares. A total of one hundred thousand (100,000) shares of Common Stock have been reserved as authorized for the grant of options under the Plan. The shares of Common Stock may be newly issued shares, treasury shares or shares acquired on the open market.

13.2 Over-subscribed Offerings. The number of shares of Common Stock which a Participant may purchase in an Offering under the Plan may be reduced if the Offering is over-subscribed. No option granted under the Plan shall permit a Participant to purchase shares of Common Stock which, if added together with the total number of shares of Common Stock purchased by all other Participants in such Offering would exceed the total number of shares of Common Stock remaining available under the Plan. If the Committee determines that, on a particular Purchase Date, the number of shares of Common Stock with respect to which options are to be exercised exceeds the number of shares of Common Stock then available under the Plan, the Company shall make a pro rata allocation of the shares of Common Stock remaining available for purchase in as uniform a manner as practicable and as the Committee determines to be equitable.

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14. Transferability. No payroll deductions credited to a Participant, nor any rights with respect to the exercise of an option or any rights to receive Common Stock hereunder may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 17 hereof) by the Participant. Any attempt to assign, transfer, pledge or otherwise dispose of such rights or amounts shall be without effect.

15. Application of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose to the extent permitted by applicable law, and the Company shall not be required to segregate such payroll deductions or contributions.

16. Statements. Participants will be provided with statements at least annually which shall set forth the contributions made by the Participant to the Plan, the Purchase Price of any shares of Common Stock purchased with accumulated funds, the number of shares of Common Stock purchased, and any payroll deduction amounts remaining in the Participant’s notional account.

17. Designation of Beneficiary. A Participant may file, on forms supplied by the Committee, a written designation of beneficiary who is to receive any shares of Common Stock and cash in respect of any fractional shares of Common Stock, if any, from the Participant’s ESPP Share Account under the Plan in the event of such Participant’s death. In addition, a Participant may file a written designation of beneficiary who is to receive any cash withheld through payroll deductions and credited to the Participant’s notional account in the event of the Participant’s death prior to the Purchase Date of an Offering Period.

18. Adjustments Upon Changes in Capitalization; Dissolution or Liquidation; Corporate Transactions.

18.1 Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Common Stock, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the Company’s structure affecting the Common Stock occurs, then in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, the Committee will, in such manner as it deems equitable, adjust the number of shares and class of Common Stock that may be delivered under the Plan, the Purchase Price per share and the number of shares of Common Stock covered by each outstanding option under the Plan, and the numerical limits of Section 7 and Section 13.

18.2 Dissolution or Liquidation. Unless otherwise determined by the Committee, in the event of a proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a new Purchase Date and the Offering Period will end immediately prior to the proposed dissolution or liquidation. The new Purchase Date will be before the date of the Company’s proposed dissolution or liquidation. Before the new Purchase Date, the Committee will provide each Participant with written notice, which may be electronic, of the new Purchase Date and that the Participant’s option will be exercised automatically on such date, unless before such time, the Participant has withdrawn from the Offering in accordance with Section 10.

18.3 Corporate Transaction. In the event of a Corporate Transaction, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a parent or Subsidiary of such successor corporation. If the successor corporation refuses to assume or substitute the option, the Offering Period with respect to which the option relates will be shortened by setting a new Purchase Date on which the Offering Period will end. The new Purchase Date will occur before the date of the Corporate Transaction. Prior to the new Purchase Date, the Committee will provide each Participant with written notice, which may be electronic, of the new Purchase Date and that the Participant’s option will be exercised automatically on such date, unless before such time, the Participant has withdrawn from the Offering in accordance with Section 10.

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19. General Provisions.

19.1 Equal Rights and Privileges. Notwithstanding any provision of the Plan to the contrary and in accordance with Section 423 of the Code, all Eligible Employees who are granted options under the Plan shall have the same rights and privileges.

19.2 No Right to Continued Service. Neither the Plan nor any compensation paid hereunder will confer on any Participant the right to continue as an Employee or in any other capacity.

19.3 Rights as Stockholder. A Participant will become a stockholder with respect to the shares of Common Stock that are purchased pursuant to options granted under the Plan when the shares are transferred to the Participant’s ESPP Share Account. A Participant will have no rights as a stockholder with respect to shares of Common Stock for which an election to participate in an Offering Period has been made until such Participant becomes a stockholder as provided above.

19.4 Successors and Assigns. The Plan shall be binding on the Company and its successors and assigns.

19.5 Entire Plan. This Plan constitutes the entire plan with respect to the subject matter hereof and supersedes all prior plans with respect to the subject matter hereof.

19.6 Compliance with Law. The obligations of the Company with respect to payments under the Plan are subject to compliance with all applicable laws and regulations. Common Stock shall not be issued with respect to an option granted under the Plan unless the exercise of such option and the issuance and delivery of the shares of Common Stock pursuant thereto shall comply with all applicable provisions of law, including, without limitation, the Securities Act, the Exchange Act, and the requirements of any stock exchange upon which the shares may then be listed.

19.7 Notice of Disqualifying Dispositions. Each Participant shall give the Company prompt written notice of any disposition or other transfer of shares of Common Stock acquired pursuant to the exercise of an option acquired under the Plan, if such disposition or transfer is made within two (2) years after the Offering Date or within one (1) year after the Purchase Date.

19.8 Term of Plan. The Plan shall become effective on the Effective Date and, unless terminated earlier pursuant to Section 19.9, shall have a term of ten (10) years.

19.9 Amendment or Termination. The Committee may, in its sole discretion, amend, suspend or terminate the Plan at any time and for any reason. If the Plan is terminated, the Committee may elect to terminate all outstanding Offering Periods either immediately or once shares of Common Stock have been purchased on the next Purchase Date (which may, in the discretion of the Committee, be accelerated) or permit Offering Periods to expire in accordance with their terms (and subject to any adjustment in accordance with Section 18). If any Offering Period is terminated before its scheduled expiration, all amounts that have not been used to purchase shares of Common Stock will be returned to Participants (without interest, except as otherwise required by law) as soon as administratively practicable.

19.10 Applicable Law. The laws of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of the Plan, without regard to such state’s conflict of law rules.

19.11 Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board.

19.12 Section 423. The Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. Any provision of the Plan that is inconsistent with Section 423 of the Code shall be reformed to comply with Section 423 of the Code.

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19.13 Withholding. To the extent required by applicable federal, state or local law, a Participant must make arrangements satisfactory to the Company for the payment of any withholding or similar tax obligations that arise in connection with the Plan.

19.14 Severability. If any provision of the Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and the Plan shall be construed as if such invalid or unenforceable provision were omitted.

19.15 Headings. The headings of sections herein are included solely for convenience and shall not affect the meaning of any of the provisions of the Plan.

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Appendix B

LAKELAND INDUSTRIES, INC.

2017 EQUITY INCENTIVE PLAN

As amended ________________, 2024

SECTION 1. Purpose; Definitions. The purposes of the Lakeland Industries, Inc. 2017 Equity Incentive Plan (the “Plan”) are to: (a) enable Lakeland Industries, Inc. (the “Company”) and its affiliated companies to recruit and retain highly qualified employees and directors; (b) provide those employees and directors with an incentive for productivity; and (c) provide those employees and directors with an opportunity to share in the growth and value of the Company.

For purposes of the Plan, the following terms will have the meanings defined below, unless the context clearly requires a different meaning:

(a) “Affiliate” means, with respect to a Person, a Person that directly or indirectly controls, is controlled by, or is under common control with such Person.

(b) “Applicable Law” means the legal requirements relating to the administration of and issuance of securities under stock incentive plans, including, without limitation, the requirements of state corporations law, federal, state and foreign securities law, federal, state and foreign tax law, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted.

(c) “Award” means an award of Options, Restricted Stock, Restricted Stock Units, Performance Awards, or Stock Appreciation Rights made under this Plan.

(d) “Award Agreement” means, with respect to any particular Award, the written document that sets forth the terms of that particular Award.

(e) “Base Price” means the price used as the basis for determining the Spread upon the exercise of Stock Appreciation Right.

(f) “Board” means the Board of Directors of the Company, as constituted from time to time.

(g) “Cause” means with respect to any Participant, unless otherwise defined in the Participant’s employment agreement, Award Agreement, or signed offer letter: (i) the Participant’s habitual intoxication or drug addiction; (ii) the Participant’s violation of the Company’s written policies, procedures or codes including, without limitation, those with respect to harassment (sexual or otherwise) and ethics; (iii) the Participant’s refusal or willful failure by the Participant to perform such duties as may reasonably be delegated or assigned to him or her, consistent with his or her position; (iv) the Participant’s willful refusal or willful failure to comply with any requirement of the Securities and Exchange Commission or any securities exchange or self-regulatory organization then applicable to the Company; (v) the Participant’s willful or wanton misconduct in connection with the performance of his or her duties including, without limitation, breach of fiduciary duties; (vi) the Participant’s breach (whether due to inattention, neglect, or knowing conduct) of any of the material provisions of his or her employment agreement, if any; (vii) the Participant’s conviction of, guilty, no contest or nolo contendere plea to, or admission or confession to any felony or any act of fraud, misappropriation, embezzlement or any misdemeanor involving moral turpitude; (viii) the Participant’s dishonesty detrimental to the best interest of the Company; (ix) the Participant’s involvement in any matter which, in the opinion of the Company’s Chief Executive Officer (or, in the case of the Chief Executive Officer, the Board), is reasonably likely to cause material prejudice or embarrassment to the Company’s business; or (x) solely in the case of a Non-Employee Director, any other action by the Participant which the Board determines constitutes “cause.” Notwithstanding the foregoing, if a Participant and the Company (or any of its Affiliates) have entered into an employment agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in such other agreement.

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(h) “Change in Control” shall mean the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total power to vote for the election of directors of the Company; (ii) during any twelve month period, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Section 1(g)(i), Section 1(g)(iii), Section 1(g)(iv) or Section 1(g)(v) hereof) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period of whose election or nomination for election was previously approved, cease for any reason to constitute a majority thereof; (iii) the merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to 50% or more of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote); (iv) the sale or other disposition of all or substantially all of the assets of the Company; (v) a liquidation or dissolution of the Company or (vi) acceptance by stockholders of the Company of shares in a share exchange if the stockholders of the Company immediately before such share exchange do not or will not own directly or indirectly immediately following such share exchange more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the entity resulting from or surviving such share exchange in substantially the same proportion as their ownership of the voting securities outstanding immediately before such share exchange. In no event shall a Change in Control be deemed to occur upon (A) an announcement or commencement of a tender offer, (B) a “potential” takeover, or (C) stockholder approval of a merger or other transaction.

With respect to any Award that constitutes a nonqualified deferred compensation plan within the meaning of Section 409A of the Code and provides for accelerated payment in connection with a change in control (whether or not in conjunction with a termination of employment), “Change in Control” for purposes of such accelerated payment shall mean a Change in Control as described above in this Section that is also a “change in the ownership of a corporation,” a “change in the effective control of a corporation” or a “change in the ownership of a substantial portion of a corporation” within the meaning of Section 409A of the Code.

(i) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(j) “Committee” means the Compensation Committee of the Board or such other Board committee designated by the Board to administer the Plan. The Committee shall have at least two members and each member of the Committee shall be a Non-Employee Director and an Outside Director.

(k) “Director” means a member of the Board.

(l) “Disability” shall mean permanent and total disability as defined by Section 22(e)(3) of the Code. Notwithstanding the foregoing, to the extent required for exemption from or compliance with Section 409A of the Code, “Disability” shall have the meaning given such term by Section 409A of the Code, which generally provides that “Disability” of a Participant means either (i) the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) the Participant is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering the employees of the Participant's employer.

(m) “Effective Date” is defined in Section 20 hereof.

(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

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(o) “Fair Market Value” means, as of any date, the value of a Share determined as follows: (i) if the Shares are listed on any established stock exchange or a national market system, including, without limitation, the Nasdaq Global Market, the Fair Market Value of a Share will be the closing sales price for such stock as quoted on that system or exchange (or the system or exchange with the greatest volume of trading in Shares) at the close of regular hours trading on the day of determination; (ii) if the Shares are regularly quoted by recognized securities dealers but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for Shares at the close of regular hours trading on the day of determination; or (iii) if Shares are not traded as set forth above, the Fair Market Value will be determined in good faith by the Committee taking into consideration such factors as the Committee considers appropriate, such determination by the Committee to be final, conclusive and binding. Notwithstanding the foregoing, in connection with a Change in Control, Fair Market Value shall be determined in good faith by the Committee, such determination by the Committee to be final conclusive and binding.

(p) “Incentive Stock Option” means any Option intended to be an “Incentive Stock Option” within the meaning of Section 422 of the Code.

(q) “Non-Employee Director” will have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.

(r) “Non-Qualified Stock Option” means any Option that is not intended to qualify as an Incentive Stock Option.

(s) “Outside Director” means a Director who meets the definition of an “outside director” under Section 162(m) of the Code.

(t) “Option” means any option to purchase Shares (including an option to purchase Restricted Stock, if the Committee so determines) granted pursuant to Section 5 hereof.

(u) “Participant” means an employee or Director of the Company or any of its respective Affiliates to whom an Award is granted.

(v) “Performance Award” means any Award that, pursuant to Section 9, is granted, vested and/or settled upon the achievement of specified performance conditions.

(w) “Performance Goals” shall mean the performance goals or objectives established by the Committee pursuant to the Plan for Awards which are intended to be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code. Performance Goals may be measured on an absolute or relative basis. Performance Goals shall be limited to specified levels of or increases in the Company’s or Subsidiary’s return on equity, diluted earnings per share, total earnings, earnings growth, return on capital, return on assets, earnings before interest and taxes (“EBIT”), earnings before interest, taxes, depreciation and amortization (“EBITDA”), sales, sales growth, gross margin, return on investment, increase in the fair market value of the each Share, Share price (including but not limited to, growth measures and total stockholder return), net earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investment (which equals net cash flow divided by total capital), inventory turns, financial return ratios, total return to stockholders, market share, earnings measures/ratios, economic value added (“EVA”), balance sheet measurements such as receivable turnover, internal rate of return, increase in net present value or expense targets, working capital measurements (such as average working capital divided by sales), customer satisfaction surveys and productivity. The Committee may provide in an Award Agreement that the Performance Goals for the Award may be adjusted as provided in Section 9(b).

(x) “Person” means an individual, partnership, corporation, limited liability company, trust, joint venture, unincorporated association, or other entity or association.

(y) “Plan” means the Lakeland Industries, Inc. 2017 Equity Incentive Plan herein set forth, as amended from time to time.

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(z) “Prior Plans” means, collectively, the Lakeland Industries, Inc. 2012 Stock Incentive Plan and Lakeland Industries, Inc. 2015 Stock Plan.

(aa) “Restricted Stock” means Shares that are subject to restrictions pursuant to Section 7 hereof.

(bb) “Restricted Stock Unit” means an Award that is valued by reference to a Share, which value may be paid to the Participant by delivery of Shares, cash, or other forms of payment, or any combination thereof, as the Committee shall determine and that are issued subject to certain restrictions pursuant to Section 8 hereof.

(cc) “Restriction Period” means the period of time during which an Award is subject to forfeiture.

(dd) “Shares” means shares of the Company’s common stock, par value $0.01 per share, subject to substitution or adjustment as provided in Section 3(c) hereof.

(ee) “Spread” means, in the case of a Stock Appreciation Right, the amount by which the Fair Market Value on the date when any such right is exercised exceeds the Base Price specified in such right.

(ff) “Stock Appreciate Right” means a right granted under Section 10 hereof.

(gg) “Subsidiary” means, in respect of the Company, a subsidiary company as defined in Sections 424(f) and (g) of the Code.

SECTION 2. Administration. The Plan shall be administered by the Committee; provided, however, that with respect to Non-Employee Directors, the Plan shall be administered by the full Board and all references in the Plan to the Committee shall be deemed to refer to the Board. Any action of the Committee in administering the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, Affiliates, their respect employees, the Participants, persons claiming rights from or through Participants and stockholders of the Company.

The Committee will have full authority to grant Awards under this Plan and determine the terms of such Awards. Such authority will include the right to:

(a) select the individuals to whom Awards are granted (consistent with the eligibility conditions set forth in Section 4 hereof);

(b) determine the type of Award to be granted;

(c) determine the number of Shares, if any, to be covered by each Award;

(d) establish the terms and conditions of each Award;

(e) subject to Section 9, establish the performance conditions and/or Performance Goals relevant to any Award and certify whether such performance conditions and/or Performance Goals have been satisfied;

(f) approving forms of agreements (including Award Agreements) for use under the Plan;

(g) determine whether and under what circumstances an Option may be exercised without a payment of cash under Section 5(d);

(h) modify or amend each Award, subject to Sections 11 and 12;

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(i) extend the period of time for which an Option is to remain exercisable following a Participant’s termination of service to the Company from the limited period otherwise in effect for that Option to such greater period of time as the Committee deems appropriate, but in no event beyond the expiration of the term of the Option; and

(j) with respect to any employee who resides or works outside of the United States, the Committee may, in its sole and absolute discretion, amend or supplement the terms of the Plan or Awards with respect to such employee as necessary or appropriate to accommodate the differences in local law, tax policy, or custom so long as no such amendments or supplements include any provisions that are inconsistent with the terms of the Plan, as then in effect, unless the Plan could have been amended to eliminate such inconsistency without the further approval by the stockholders of the Company.

The Committee will have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it, from time to time, deems advisable; to establish the terms and form of each Award Agreement; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement); and to otherwise supervise the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it deems necessary to carry out the intent of the Plan.

The Committee may delegate to one or more officers of the Company the authority to grant Awards to Participants who are not subject to the requirements of Section 16 of the Exchange Act or Section 162(m) of the Code and the rules and regulations thereunder, provided that the Committee shall have fixed the total number of Shares subject to such delegation. Any such delegation shall be subject to the applicable state and corporate laws. The Committee may revoke any such allocation or delegation at any time for any reason with or without prior notice.

SECTION 3. Shares Subject to the Plan.

(a) Shares Subject to the Plan. Subject to adjustment as provided in Section 3(c) of the Plan, the maximum number of Shares that may be issued in respect of Awards under the Plan is 1,240,000 Shares, all of which Shares may be granted as Incentive Stock Options. As of the Effective Date, no further awards shall be granted pursuant to the Prior Plans, but may be awarded under this Plan as provided in Section 3(b) hereof. The aggregate grant date fair market value of Awards granted, together with cash paid, to a Non-Employee Director for services during any fiscal year shall not exceed $300,000. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares or treasury Shares. Any Shares issued by the Company through the assumption or substitution of outstanding grants in connection with the acquisition of another entity shall not reduce the maximum number of Shares available for delivery under the Plan. In accordance with the requirements under Section 162(m) of the Code, the maximum number of Shares underlying or subject to Awards (including Options, Restricted Stock, Restricted Stock Units, Performance Awards, and Stock Appreciation Rights) that may be granted during any calendar year to any individual Participant shall be fifty percent (50%) of the maximum number of Shares that may be issued in respect of Awards under the Plan.

(b) Effect of the Expiration or Termination of Awards. If and to the extent that any Award expires or terminates, or is canceled or forfeited for any reason prior to issuance of the Shares subject thereto, or such Award is settled in cash in lieu of Shares, then the unissued Shares associated with that Award will again become available for grant under the Plan. Any Shares that are covered under the terms of a Prior Plan award which would otherwise become available for reuse under the terms of a Prior Plan shall instead become available for issuance under the Plan. Except for expired, forfeited or cancelled Shares, the Plan is intended to restrict the “recycling” of Shares back into the Plan; this means (i) Shares used or withheld in settlement of a tax withholding obligation associated with an Award, (ii) Shares tendered or held back upon the exercise of an Option in satisfaction of the exercise price payable upon exercise of an Option, or (iii) Shares subject to a Stock Appreciation Right that are not issued or delivered as a result of the net stock settlement of an outstanding Stock Appreciation Right, will not become available for grant under the Plan.

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(c) Other Adjustment. In the event of any corporate event or transaction such as a merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind, or other like change in capital structure (other than ordinary cash dividends) to stockholders of the Company, or other similar corporate event or transaction affecting the Shares, the Committee, to prevent dilution or enlargement of Participants’ rights under the Plan, shall, in such manner as it may deem equitable, substitute or adjust, in its sole discretion, the number and kind of shares that may be issued under the Plan or under any outstanding Awards, the number and kind of shares subject to outstanding Awards, the exercise price, grant price or purchase price applicable to outstanding Awards, and/or any other affected terms and conditions of this Plan or outstanding Awards. The Committee shall not make any adjustment that would adversely affect the status of any Award that is “performance-based compensation” under Section 162(m) of the Code.

(d) Change in Control. Notwithstanding anything to the contrary set forth in the Plan, upon any Change in Control, the Committee may, in its sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control:

(i) cause any or all outstanding Awards to become vested and immediately exercisable (as applicable), in whole or in part;

(ii) cancel any unvested Award or unvested portion thereof, with or without consideration;

(iii) cancel any Award in exchange for a substitute award;

(iv) redeem any Restricted Stock or Restricted Stock Unit for cash and/or other substitute consideration with value equal to fair market value of an unrestricted Share on the date of the Change in Control;

(v) cancel any Option in exchange for cash and/or other substitute consideration with a value equal to: (A) the number of Shares subject to that Option, multiplied by (B) the difference, if any, between the fair market value per Share on the date of the Change in Control and the exercise price of that Option; provided, that if the fair market value per Share on the date of the Change in Control does not exceed the exercise price of any such Option, the Committee may cancel that Option without any payment of consideration therefor;

(vi) take such other action as the Committee shall determine to be reasonable under the circumstances; and/or

(vii) notwithstanding any provision of this Section 3(d), in the case of any Award subject to Section 409A of the Code, such Award shall vest and be distributed only in accordance with the terms of the applicable Award Agreement and the Committee shall only be permitted to use discretion to the extent that such discretion would be permitted under Section 409A of the Code.

In the discretion of the Committee, any cash or substitute consideration payable upon cancellation of an Award may be subjected to (i) vesting terms substantially identical to those that applied to the cancelled Award immediately prior to the Change in Control, or (ii) earn-out, escrow, holdback or similar arrangements, to the extent such arrangements are applicable to any consideration paid to stockholders in connection with the Change in Control.

SECTION 4. Eligibility. Employees and Directors of the Company or its Affiliates are eligible to be granted Awards under the Plan; provided, however, that only employees of the Company or a Subsidiary are eligible to be granted Incentive Stock Options.

SECTION 5. Options. Options granted under the Plan may be of two types: (i) Incentive Stock Options or (ii) Non-Qualified Stock Options. The Award Agreement shall state whether such grant is an Incentive Stock Option or a Non-Qualified Stock Option. Any Option granted under the Plan will be in such form as the Committee may at the time of such grant approve.

The Award Agreement evidencing any Option will incorporate the following terms and conditions and will contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems appropriate in its sole and absolute discretion:

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(a) Option Price. The exercise price per Share under an Option will be determined by the Committee and will not be less than 100% of the Fair Market Value of a Share on the date of the grant. However, any Incentive Stock Option granted to any Participant who, at the time the Option is granted, owns, either directly and/or within the meaning of the attribution rules contained in Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, will have an exercise price per Share of not less than 110% of Fair Market Value per Share on the date of the grant except as may be required or otherwise be deemed advisable by the Committee in connection with the Options granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any Affiliate with which the Company or any Affiliate combines.

(b) Option Term. The term of each Option will be fixed by the Committee, but no Option will be exercisable more than 10 years after the date the Option is granted. However, any Incentive Stock Option granted to any Participant who, at the time such Option is granted, owns, either directly and/or within the meaning of the attribution rules contained in Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, may not have a term of more than 5 years. No Option may be exercised by any Person after expiration of the term of the Option.

(c) Exercisability. Options shall not vest for at least one year after the date the Option is granted, except as (i) the Committee may determine or permit otherwise in the event of a Change in Control, or (ii) may be required or otherwise be deemed advisable by the Committee in connection with Options granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines.

(d) Method of Exercise. Subject to the terms of the applicable Award Agreement, the exercisability provisions of Section 5(c) and the termination provisions of Section 6(a), Options may be exercised in whole or in part from time to time during their term by the delivery of written notice to the Company specifying the number of Shares to be purchased. Such notice will be accompanied by payment in full of the purchase price, either by certified or bank check, or such other means as the Committee may accept. The Committee may, in its sole discretion, permit payment of the exercise price of an Option in the form of previously acquired Shares based on the fair market value of the Shares on the date the Option is exercised or through means of a “net settlement,” whereby the Option exercise price will not be due in cash and where the number of Shares issued upon such exercise will be equal to: (A) the product of (i) the number of Shares as to which the Option is then being exercised, and (ii) the excess, if any, of (a) the then current fair market value per Share over (b) the Option exercise price, divided by (B) the then current fair market value per Share.

No Shares will be issued upon exercise of an Option until full payment therefor has been made. A Participant will not have the right to distributions or dividends or any other rights of a stockholder with respect to Shares subject to the Option until the Participant has given written notice of exercise, has paid in full for such Shares, if requested, has given the representation described in Section 18(a) hereof and fulfills such other conditions as may be set forth in the applicable Award Agreement.

(e) Incentive Stock Option Limitations. In the case of an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other plan of the Company or any Subsidiary will not exceed $100,000. For purposes of applying the foregoing limitation, Incentive Stock Options will be taken into account in the order granted. To the extent any Option does not meet such limitation, that Option will be treated for all purposes as a Non-Qualified Stock Option.

(f) Termination of Service. Unless otherwise specified in the applicable Award Agreement or as otherwise provided by the Committee at or after the time of grant, Options will be subject to the terms of Section 6(a) with respect to exercise upon or following termination of employment or other service.

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SECTION 6. Termination of Service.

(a) Options. Unless otherwise specified with respect to a particular Option in the applicable Award Agreement or otherwise determined by the Committee, any portion of an Option that is not exercisable upon termination of service will expire immediately and automatically upon such termination and any portion of an Option that is exercisable upon termination of service will expire on the date it ceases to be exercisable in accordance with this Section 6(a).

(i) Termination by Reason of Death. If a Participant’s service with the Company or any Affiliate terminates by reason of death, any Option held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of his or her death or on such accelerated basis as the Committee may determine at or after grant, by the legal representative of the estate or by the legatee of the Participant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 12 months from the date of death, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option.

(ii) Termination by Reason of Disability. If a Participant’s service with the Company or any Affiliate terminates by reason of Disability, any Option held by such Participant may thereafter be exercised by the Participant or his personal representative, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine at or after grant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 12 months from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option.

(iii) Cause. If a Participant’s service with the Company or any Affiliate is terminated for Cause: (i) any Option, or portion thereof, not already exercised will be immediately and automatically forfeited as of the date of such termination, and (ii) any Shares for which the Company has not yet delivered share certificates will be immediately and automatically forfeited and the Company will refund to the Participant the Option exercise price paid for such Shares, if any.

(iv) Other Termination. If a Participant’s service with the Company or any Affiliate terminates for any reason other than death, Disability or Cause, any Option held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such termination, or on such accelerated basis as the Committee may determine at or after grant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 90 days from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option.

(b) Other Awards. In the event of termination of employment by reason of death or Disability of a Participant who holds any Restricted Stock, Restricted Stock Units, Performance Awards, or Stock Appreciation Rights, as to which such Award has not been fully vested, the Committee may, in its sole discretion, take any action that it deems to be equitable under the circumstances or in the best interests of the Company, including without limitation waiving or modifying any limitation, requirement, performance condition, or Performance Goal with respect to any such Award; provided that, the amount of Shares or cash obtained by virtue of any accelerated vesting shall not exceed the number determined by multiplying the number of Shares underlying the Award/or cash value by a fraction, the numerator of which is the number of full months during the Restriction Period during all of which the participant was an employee of the Company or its Subsidiaries and the denominator of which is the number of full calendar months in the Restriction Period; and provided further that, in the case of any Award subject to Section 409A of the Code, the Committee shall not take any action pursuant to this Section 6(b) unless such action is permissible under Section 409A of the Code.

SECTION 7. Restricted Stock.

(a) Issuance. Restricted Stock may be issued either alone or in conjunction with other Awards. The Committee will determine the time or times within which Restricted Stock may be subject to forfeiture, and all other conditions of such Awards. The purchase price for Restricted Stock may, but need not, be zero. The prospective recipient of an Award of Restricted Stock will not have any rights with respect to such Award, unless and until such recipient has delivered to the Company an executed Award Agreement and has otherwise complied with the applicable terms and conditions of such Award.

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(b) Certificates. Upon the Award of Restricted Stock, the Committee may direct that a certificate or certificates representing the number of shares of Common Stock subject to such Award be issued to the Participant or placed in a restricted stock account (including an electronic account) with the transfer agent and in either case designating the Participant as the registered owner. The certificate(s) representing such Shares shall be physically or electronically legended, as applicable, as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period and if issued to the Participant, returned to the Company, to be held in escrow during the Restriction Period. As a condition to any Award of Restricted Stock, the Participant may be required to deliver to the Company a share power, endorsed in blank, relating to the Shares covered by such Award.

(c) Restrictions and Conditions. The Award Agreement evidencing the grant of any Restricted Stock will incorporate the following terms and conditions and such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems appropriate in its sole and absolute discretion:

(i) During the Restriction Period, the Participant will not be permitted to sell, transfer, pledge, assign or otherwise encumber Restricted Stock awarded under the Plan. The Committee may condition the lapse of restrictions on Restricted Stock upon the continued employment or service of the recipient, the attainment of specified individual or corporate performance goals, or such other factors as the Committee may determine, in its sole and absolute discretion.

(ii) While any Shares of Restricted Stock remain subject to restriction, at the discretion of the Committee, the Participant will have, with respect to the Restricted Stock, the right to vote the Shares, but will not have the right to receive any cash distributions or dividends prior to the lapse of the Restriction Period underlying such Shares. If any cash distributions or dividends are payable with respect to the Restricted Stock, the Committee shall require the cash distributions or dividends to be subjected to the same Restriction Period as is applicable to the Restricted Stock with respect to which such amounts are paid. A Participant shall not be entitled to interest with respect to any dividends or distributions subjected to the Restriction Period. Any distributions or dividends paid in the form of securities with respect to Restricted Stock will be subject to the same terms and conditions as the Restricted Stock with respect to which they were paid, including, without limitation, the same Restriction Period.

(iii) The Restriction Period shall be for a minimum of one year, except as (i) the Committee may determine or permit otherwise in the event of a Change in Control, or (ii) may be required or otherwise be deemed advisable by the Committee in connection with Restricted Stock granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines.

(iv) Subject to the provisions of Section 6(b) hereof, or the applicable Award Agreement, or as otherwise determined by the Committee, if a Participant’s service with the Company and its Affiliates terminates prior to the expiration of the applicable Restriction Period, the Participant’s Restricted Stock that then remains subject to forfeiture will then be forfeited automatically.

SECTION 8. Restricted Stock Units. Subject to the other terms of the Plan, the Committee may grant Restricted Stock Units to eligible individuals and may, in its sole and absolute discretion, impose conditions on such units as it may deem appropriate, including, without limitation, continued employment or service of the recipient or the attainment of specified individual or corporate performance goals. Each Restricted Stock Unit shall be evidenced by an Award Agreement in the form that is approved by the Committee and that is not inconsistent with the terms and conditions of the Plan. Each Restricted Stock Unit will represent a right to receive from the Company, upon fulfillment of any applicable conditions, one Share for each unit or, at the sole discretion of the Committee, an amount in cash equal to the fair market value, at the time of distribution, of one Share for each unit. Distributions may be made in Shares. All other terms governing Restricted Stock Units, such as vesting, time and form of payment and termination of units shall be set forth in the applicable Award Agreement; provided, however, the period commencing with the date of an Award of Restricted Stock Units and ending at such time or times as specified by the Committee shall be for a minimum of one year, except as (i) the Committee may determine or permit otherwise in the event of a Change in Control, or (ii) may be required or otherwise be deemed advisable by the Committee in connection with Restricted Stock Units granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines. The Participant receiving Restricted Stock Units shall not have any voting rights, nor the right to receive cash dividends, with respect to the Shares subject to a Restricted Stock Unit Award until, if applicable, that Award vests and the Shares are actually issued thereunder. Subject to the provisions Section 6(b) hereof, or the applicable Award Agreement, or as otherwise determined by the Committee, if a Participant’s service with the Company terminates prior to the Restricted Stock Unit Award vesting, the Participant’s Restricted Stock Units that then remain subject to forfeiture will then be forfeited automatically.

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SECTION 9. Performance Based Awards.

(a) Performance Awards Generally. The Committee may grant Performance Awards in accordance with this Section 9. Performance Awards may be denominated as a number of Sharesor specified number of other Awards, which may be earned upon achievement or satisfaction of such Performance Goals as may be specified by the Committee. In addition, the Committee may specify that any other Award shall constitute a Performance Award by conditioning the vesting or settlement of the Award upon the achievement or satisfaction of such Performance Goals as may be specified by the Committee.

(b) Adjustments to Performance Goals. The Committee may provide in an Award Agreement that the Performance Goals or performance conditions for the Award be adjusted to include or exclude the impact of items such as realized investment gains and losses, extraordinary, unusual, non-recurring or infrequently recurring items, asset write-downs, effects of accounting changes, currency fluctuations, acquisitions, divestitures, reserve-strengthening and other non-operating items, or any other item, event or circumstance that would not cause an Award to fail to qualify as “performance-based compensation” under Section 162(m) of the Code to the extent such Award is intended to qualify as “performance-based compensation.”

(c) Other Terms of Performance Awards. Subject to Section 9(d) below, the Committee may specify other terms pertinent to a Performance Award in the applicable Award Agreement, including terms relating to the treatment of that Award in the event of a Change in Control prior to the end of the applicable performance period. The Participant shall not have any stockholder rights with respect to the Shares subject to a Performance Award until the Shares are actually issued thereunder. Subject to the provisions of Section 6(b) hereof, or the applicable Award Agreement, or as otherwise determined by the Committee, if a Participant’s service with the Company terminates prior to the Performance Award vesting, the Participant’s Performance Award or portion thereof that then remains subject to forfeiture will then be forfeited automatically.

(d) Minimum Vesting Period. The vesting period in respect of any Performance Award shall be for a minimum of one year, except as (i) the Committee may determine or permit otherwise in the event of a Change in Control, or (ii) may be required or otherwise be deemed advisable by the Committee in connection with Performance Awards granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines.

(e) For the avoidance of doubt, nothing in the Plan prohibits the Committee from granting to any Participant any Award subject to performance vesting conditions which is not intended to be “performance-based compensation” under Section 162(m) of the Code.

SECTION 10. Stock Appreciation Rights. The Committee may also authorize grants to Participants of Stock Appreciation Rights. A Stock Appreciation Right is the right of the Participant to receive from the Company an amount which shall be determined by the Committee and shall be expressed as a percentage (not exceeding 100 percent) of the Spread at the time of the exercise of such right. Any grant of Stock Appreciation Rights shall be upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(a) Payment. Any amount payable upon the exercise of a Stock Appreciation Right shall be paid by the Company in cash, in Shares valued at Fair Market Value, or any combination thereof, as determined by the Committee. Any fractional Share shall be payable in cash. Any grant may specify that the number of Shares payable upon the exercise of a Stock Appreciation Right shall not exceed a maximum number of Shares specified by the Committee on the date of grant.

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(b) Vesting Period. The Committee shall determine, on the date of grant or thereafter, the time or times at which, and the circumstances under which, a Stock Appreciation Right may vest, in whole or in part, including based on achievement of performance conditions or Performance Goals and/or future employment or service requirements. A grant may specify that a Stock Appreciation Right may be exercised only in the event of a Change in Control or other similar transaction or event. Notwithstanding anything in the Plan to the contrary, no Stock Appreciation Right shall be granted with a vesting period that is shorter than one year, except as (i) the Committee may determine or permit otherwise in the event of a Change in Control, or (ii) may be required or otherwise be deemed advisable by the Committee in connection with Stock Appreciation Rights granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines.

(c) Exercise Period. Any grant may specify a waiting period or periods before Stock Appreciation Rights shall become exercisable and permissible dates or periods on or during which Stock Appreciation Rights shall be exercisable; provided that no Stock Appreciation Right granted may be exercised more than ten years after the date of grant.

(d) Base Price. Each grant shall specify in respect of each Stock Appreciation Right a Base Price per Share, which shall be equal to or greater than the Fair Market Value of such Share on the Grant Date.

(e) Deemed Exercise. The Committee may provide that a Stock Appreciation Right shall be deemed to be exercised at the close of business on the scheduled expiration date of such Stock Appreciation Right if at such time the Stock Appreciation Right by its terms remains exercisable and, if so exercised, would result in a payment pursuant to Section 10(a) hereof to the holder of such Stock Appreciation Right.

SECTION 11. Amendments and Termination. Subject to Sections 3 and 12, the Board may, at any time, may, at any time, alter, amend, suspend, discontinue or terminate the Plan in whole or in part at any time; provided, however, that no such action shall adversely affect the rights of Participants to Awards previously granted hereunder and, provided further, however, that any stockholder approval necessary or desirable in order to comply with tax, securities, or other Applicable Laws or regulations, including, but not limited to, the listing requirements of the Nasdaq Global Market or such other principal securities market on which the Shares are then traded, shall be obtained in the manner required therein.

SECTION 12. Prohibition on Repricing Programs. Neither the Committee nor the Board shall (i) implement any cancellation/re-grant program pursuant to which outstanding Options or Stock Appreciation Rights under the Plan are cancelled and new Options or Stock Appreciation Rights are granted in replacement with a lower exercise price or Base Price per Share, (ii) cancel outstanding Options or Stock Appreciation Rights under the Plan with exercise prices or Base Prices per Share in excess of the then-current Fair Market Value per Share for consideration payable in equity securities of the Company, (iii) otherwise reduce the exercise price or Base Price in effect for outstanding Options or Stock Appreciation Rights under the Plan, without in each such instance obtaining stockholder approval, or (iv) take any other action that would be treated as a repricing for U.S. generally accepted accounting principles.

SECTION 13. Conditions Upon Grant of Awards and Issuance of Shares.

(a) The implementation of the Plan, the grant of any Award and the issuance of Shares in connection with the issuance, exercise or vesting of any Award made under the Plan shall be subject to the Company’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards made under the Plan and the Shares issuable pursuant to those Awards.

(b) No Shares or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Applicable Law, including the filing and effectiveness of the Form S-8 registration statement for the Shares issuable under the Plan, and all applicable listing requirements of any stock exchange on which Shares are then listed for trading.

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SECTION 14. Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participant to, any party, other than the Company, any Subsidiary or Affiliate, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Awards or other rights or interests of a Participant granted pursuant to the Plan (other than an Incentive Stock Option) be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.

SECTION 15. Withholding. No later than the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to any Award under the Plan, the Participant will pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to such amount. The Committee may, in its sole discretion, permit a Participant to satisfy the minimum required withholding obligations (or such higher amount that would not have an adverse accounting effect) with Shares, including Shares that are part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan will be conditioned on such payment or arrangements and the Company will have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

SECTION 16. Liability of Company.

(a) Inability to Obtain Authority. If the Company cannot, by the exercise of commercially reasonable efforts, obtain authority from any regulatory body having jurisdiction for the sale of any Shares under this Plan, and such authority is deemed by the Company’s counsel to be necessary to the lawful issuance of those Shares, the Company will be relieved of any liability for failing to issue or sell those Shares.

(b) Grants Exceeding Allotted Shares. If Shares subject to an Award exceed, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, that Award will be contingent with respect to such excess Shares, on the effectiveness under Applicable Law of a sufficient increase in the number of Shares subject to this Plan.

(c) Rights of Participants and Beneficiaries. The Company will pay all amounts payable under this Plan only to the applicable Participant, or beneficiaries entitled thereto pursuant to this Plan. The Company will not be liable for the debts, contracts, or engagements of any Participant or his or her beneficiaries, and rights to cash payments under this Plan may not be taken in execution by attachment or garnishment, or by any other legal or equitable proceeding while in the hands of the Company.

SECTION 17. Adjustment; Repayment of Incentive Bonuses. All Awards made under the Plan (whether vested or unvested) are subject to rescission, cancellation or recoupment, in whole or in part, under any current or future “clawback” or similar policy or the Company that is applicable to the Participant.

SECTION 18. General Provisions.

(a) The Board may require each Participant to represent to and agree with the Company in writing that the Participant is acquiring securities of the Company for investment purposes and without a view to distribution thereof and as to such other matters as the Board believes are appropriate.

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(b) All certificates for Shares or other securities delivered under the Plan will be subject to such share-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities Act of 1933, as amended, the Exchange Act, any stock exchange upon which the Shares are then listed, and any other Applicable Law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(c) Nothing contained in the Plan will prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required.

(d) Neither the adoption of the Plan nor the execution of any document in connection with the Plan will: (i) confer upon any employee of the Company or an Affiliate any right to continued employment with the Company or such Affiliate, or (ii) interfere in any way with the right of the Company or such Affiliate to terminate the employment of any of its employees at any time.

SECTION 19. Electronic Delivery and Signatures. Any reference in the Plan or an Award Agreement to a written document includes without limitation any document delivered electronically or posted on the Company’s intranet or other shared electronic medium controlled by the Company, a Subsidiary or any agent of the Company or a Subsidiary. The Committee and any Participant may use facsimile and PDF signatures in signing any Award Agreement, in exercising any Option, or in any other written document in connection with the Plan’s administration. The Committee and each Participant are bound by facsimile and PDF signatures, and acknowledge that the other party relies on facsimile and PDF signatures.

SECTION 20. Effective Date of Plan. The Plan was adopted by the Board on April 25, 2017 and shall be effective on June 21, 2017 (the “Effective date”), the date on which the Plan was approved by the stockholders of the Company.

SECTION 21. Term of Plan. Unless the Plan shall theretofore have been terminated in accordance with Section 11, the Plan shall terminate on June 21, 2027, the 10-year anniversary of the Effective Date, and no Awards under the Plan shall thereafter be granted; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

SECTION 22. Invalid Provisions. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any Applicable Law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

SECTION 23. Governing Law. The Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws of the State of Delaware, without regard to the application of the principles of conflicts of laws.

SECTION 24. Notices. Any notice to be given to the Company pursuant to the provisions of this Plan must be given in writing and addressed, if to the Company, to its principal executive office to the attention of its Chief Executive Officer (or such other Person as the Company may designate in writing from time to time), and, if to a Participant, to the address contained in the Company’s personnel files, or at such other address as that Participant may hereafter designate in writing to the Company. Any such notice will be deemed duly given: if delivered personally or via recognized overnight delivery service, on the date and at the time so delivered; if sent via telecopier or email, on the date and at the time telecopied or emailed with confirmation of delivery; or, if mailed, five (5) days after the date of mailing by registered or certified mail.

SECTION 25. Indemnification of the Board. No Director shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award hereunder. To the fullest extent permitted by Applicable Law, the Company shall indemnify and hold harmless each Director made or threatened to be made a party to any civil or criminal action or proceeding by reason of the fact that such Director is or was a Director of the Company, to the extent such criminal or civil action or proceeding relates to the Plan or any Award.

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SECTION 26. No Guarantee of Tax Consequences. Notwithstanding any other provision of this Plan, no Person connected with this Plan in any capacity, including, but not limited to, the Company and its directors, officers, agents, and employees, makes any representation, commitment, or guarantee that any tax treatment, including, but not limited to, federal, state, and local income, estate and gift tax treatment, shall be applicable with respect to the tax treatment of any Award, any amounts deferred under this Plan, or paid to or for the benefit of a Participant under this Plan, or that such tax treatment shall apply to or be available to a Participant on account of participation in this Plan, or that any of the foregoing amounts shall not be subject to a penalty tax and interest under Section 409A of the Code.

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Lakeland Industries, Inc. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – JUNE 13, 2024 AT 9:00 AM CENTRAL DAYLIGHT TIME
CONTROL ID:
REQUEST ID:

The undersigned hereby appoints James M. Jenkins and Roger D. Shannon, as proxies, each individually with full power of substitution, to represent and to vote all the shares of common stock of Lakeland Industries, Inc. (the “Company”), which the undersigned would be entitled to vote, at the Company’s 2024 Annual Meeting of Stockholders to be held online at: https://agm.issuerdirect.com/lake on June 13, 2024 and at any adjournments thereof, subject to the directions indicated on this Proxy Card.

This proxy, when properly executed, will be voted in the manner directed herein.  If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. This proxy also confers discretionary authority to vote for a substitute nominee designated by the Board of Directors with respect to Proposal 1.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/lake
PHONE:	1-866-752-VOTE(8683)

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ANNUAL MEETING OF THE STOCKHOLDERS OF Lakeland Industries, Inc.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Proposal 1		→	FOR	WITHHOLD
Election of Directors
	Jeff Schlarbaum		☐	☐		CONTROL ID:
	Martin G. Glavin		☐	☐		REQUEST ID:
Proposal 2		→	FOR	AGAINST	ABSTAIN
	Ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2025.		☐	☐	☐

Proposal 3		→	FOR	AGAINST	ABSTAIN
	Approve, on an advisory basis, compensation of our named executive officers.		☐	☐	☐

Proposal 4		→	ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
	Approve by non-binding advisory vote the frequency of future advisory votes on executive compensation.		☐	☐	☐	☐

Proposal 5		→	FOR	AGAINST	ABSTAIN
	Approve the Lakeland Industries, Inc. Employee Stock Purchase Plan.		☐	☐	☐

Proposal 6		→	FOR	AGAINST	ABSTAIN
	Approve an amendment to the Lakeland Industries, Inc. 2017 Equity Incentive Plan.		☐	☐	☐

Proposal 7
	Transact any other business as may properly come before the Annual Meeting of Stockholders or any adjournments, postponements or rescheduling of the Annual Meeting of Stockholders.		MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

The Lakeland Board recommends that you vote “FOR” the election of the two directors proposed by the Nominating and Governance Committee (Proposal No. 1), “FOR” the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2025 (Proposal No. 2), “FOR” the approval (on an advisory basis) of named executive officer compensation (Proposal No. 3), for a “ONE YEAR” frequency of future advisory votes on executive compensation (Proposal No. 4), “FOR” the approval of the Lakeland Industries, Inc. Employee Stock Purchase Plan (Proposal No. 5) and “FOR” the approval of an amendment to the Lakeland Industries, Inc. 2017 Equity Incentive Plan to increase the number of shares of common stock authorized for issuance under the plan (Proposal No. 6).

MARK HERE FOR ADDRESS CHANGE   ☐  New Address (if applicable):

____________________________

____________________________

____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2024

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)

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